                                                                    Exhibit 10.7

================================================================================


                 CLUB TRUST REDUCING REVOLVING CREDIT AGREEMENT

                       (the "Club Trust Credit Agreement")

                                      among

                           MAJOR LEAGUE BASEBALL TRUST

                                       and

                               FLEET NATIONAL BANK

                                       and

                     CLUB TRUSTS DEEMED TO BE PARTIES HERETO

                            Dated as of June 28, 1996


================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                Page
                                                                                                                ----
ARTICLE I - Definitions and Accounting Terms....................................................................  1
         SECTION 1.01.  Certain Defined Terms...................................................................  1
         SECTION 1.02.  Computation of Time Periods.............................................................  1
         SECTION 1.03.  Accounting Terms........................................................................  1

ARTICLE II - Amounts and Terms of the Loans.....................................................................  2
         SECTION 2.01.  The Club Trust Loans....................................................................  2
         SECTION 2.02.  Making the Loans........................................................................  3
         SECTION 2.03.  Fees....................................................................................  4
         SECTION 2.04.  Reduction of Maximum Available Amount...................................................  4
         SECTION 2.05.  Principal Repayment.....................................................................  7
         SECTION 2.06.  Interest................................................................................  7
         SECTION 2.07.  Additional Interest..................................................................... 11
         SECTION 2.08.  Interest Rate Determination and Protection.............................................. 11
         SECTION 2.09.  Prepayments............................................................................. 12
         SECTION 2.10.  Increased Costs......................................................................... 14
         SECTION 2.11.  Illegality.............................................................................. 14
         SECTION 2.12.  Payments; Limited Recourse; No Cross Collateralization
                        and Computations........................................................................ 15

         SECTION 2.13.  Taxes................................................................................... 20
         SECTION 2.14.  Additional Club Trusts; Creation of Additional Sub-Facilities........................... 26

ARTICLE III - Conditions of Lending............................................................................. 29
         SECTION 3.01.  Condition Precedent to Initial Loans.................................................... 29
         SECTION 3.02.  Conditions Precedent to Each Loan....................................................... 31

ARTICLE IV - Representations and Warranties..................................................................... 33
         SECTION 4.01.  Representations and Warranties of each Club Trust....................................... 33

ARTICLE V - Covenants of the Club Trusts........................................................................ 35
         SECTION 5.01.  Affirmative Covenants................................................................... 35
         SECTION 5.02.  Negative Covenants...................................................................... 38

ARTICLE VI - Default............................................................................................ 41
         SECTION 6.01.  Club Trust Events of Default............................................................ 41
         SECTION 6.02.  Remedies................................................................................ 46

ARTICLE VII - The Facilitating Agent............................................................................ 46
         SECTION 7.01.  Authorization and Action................................................................ 46
         SECTION 7.02.  Facilitating Agent's Reliance, etc...................................................... 47
         SECTION 7.03.  Indemnification......................................................................... 48
         SECTION 7.04.  Successor Facilitating Agent............................................................ 49

ARTICLE VIII - Miscellaneous.................................................................................... 50
         SECTION 8.01.  Amendments, etc......................................................................... 50
         SECTION 8.02.  Notices, etc............................................................................ 51
         SECTION 8.03.  No Waiver, Remedies..................................................................... 53
         SECTION 8.04.  Costs and Expenses...................................................................... 53
         SECTION 8.05.  Binding Effect.......................................................................... 55
         SECTION 8.06.  The Register............................................................................ 55
         SECTION 8.07.  Limitation of Liability................................................................. 55
         SECTION 8.08.  Governing Law; Consent to Jurisdiction; Other Matters................................... 56
         SECTION 8.09.  Execution in Counterparts............................................................... 57

ANNEX A        Definitions

EXHIBIT A      Club Trust Promissory Note
EXHIBIT B      Form of Notice of Borrowing

EXHIBIT C      Form of Club Trust Pledge and Security Agreement
EXHIBIT D      Form of Ratification Agreement
EXHIBIT E      Form of Administration Agreement

SCHEDULE I     Schedule of Club Trusts, Participating Clubs and Maximum Available
               Amounts

                 CLUB TRUST REDUCING REVOLVING CREDIT AGREEMENT
                            Dated as of June 28, 1996

                  MAJOR LEAGUE BASEBALL TRUST. a Delaware business trust (the "MLB Trust"), FLEET NATIONAL BANK , a national banking association ("Fleet"), as facilitating agent (the "Facilitating Agent") for the MLB Trust and the Club Trusts deemed to be parties hereto as a result of the execution of a Ratification Agreement.

                                    ARTICLE I

                        Definitions and Accounting Terms
                        --------------------------------

         SECTION 1.01. CERTAIN DEFINED TERMS. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in Annex A hereto. In addition, the interpretive guidelines set forth in such Annex A shall be applicable to this Agreement.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

         SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

                                   ARTICLE II

                         Amounts and Terms of the Loans
                         ------------------------------

         SECTION 2.01. THE CLUB TRUST LOANS. The MLB Trust agrees, on the terms and subject to the conditions hereinafter set forth, to make Loans to the Club Trusts pursuant to this Agreement from time to time on any Monthly Transaction Date during the period from the date hereof until the Termination Date in an amount with respect to each Club Trust up to the Maximum Available Amount for such Club Trust and in an ag(ire(,ate amount not to exceed at any time the sum of all the outstanding Maximum Available Amounts corresponding to the Club Trust Sub-Facilities (initially, $290,000,000), as such amount shall be reduced pursuant to Section 2.04 and increased pursuant to Section 2.14 and 8.01 (the "Total Commitment"); PROVIDED, HOWEVER, that the aggregate amount of all Loans made to any particular Club Trust shall not at any time exceed such Club Trust's Maximum Available Amount under its Club Trust Sub-Facility (initially, either $25,000,000 under Option A or $40,000,000 under Option B, as reduced by the amount of the Labor Contingency Interest Reserve, if applicable). Each Loan with respect to a Club Trust shall be in a minimum of 1,000,000 and an integral multiple of $500,000, PROVIDED, HOWEVER, that at any time any Loan(s) shall be outstanding hereunder with respect to such Club Trust, such Loan(s) shall aggregate at least $5,000,000. The Loans with respect to each Club Trust shall be evidenced by a Club Trust Note. Each Club Trust Note shall be payable on the Final Payment Date. Within the limits of the Commitment and its Maximum Available Amount, and provided that all conditions set forth in Section 3.01 or 3.02, as the case may be, have been satisfied. each Club Trust may borrow, prepay pursuant to Section 2.09 and reborrow under this Section 2.01.



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

         SECTION 2.02. MAKING THE LOANS.

         (a) Each Loan to a Club Trust shall be made on notice, given not later than 12:00 noon (Boston time) on the third Business Day prior to the Monthly Transaction Date of the proposed Loan, by the related Club Trust to the MLB Trust and the Facilitating Agent. Any such notice of a Borrowing (a "Notice of Borrowing") shall be by telecopier, telex or cable, confirmed immediately in writing, in substantially the form of Exhibit B hereto, specifying therein (i) the Club Trust with respect to which the Loan is requested, (ii) the related Monthly Transaction Date Of such Loan, (ill) the amount of such Loan and (iv) any amount of such Loan which is to be subject to a LIBO Rate Option (which amount shall be a minimum of $1,000,000 and an integral multiple of $500,000) and the initial Interest Period (consistent with the provisions of Section 2.06(b)) for any such amount which is to be subject to a LIBO Rate Option. On the date of each Loan and upon fulfillment of the applicable conditions set forth in Article III, the MLB Trust shall make available such Loan proceeds to the Club Trusts in their respective Distribution Accounts.

         (b) Each Notice of Borrowing shall be irrevocable and binding on the related Club Trust. Subject to the provisions of Section 2.12, each Club Trust shall indemnify the MLB Trust against any loss, cost or expense incurred by the MLB Trust as a result of any failure to fulfill, on or before the date specified in such Notice of Borrowing for any related Loan, the applicable conditions related to its Loan set forth in Article 111, including any loss payable by the MLB Trust to any Bank pursuant to MLB Credit Agreement because such related Loan is not made on such date.




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

         SECTION 2.03. FEES.

         (a) Each Club Trust agrees to pay to the MLB Trust a commitment fee on the average daily unused portion of the MLB Trust's Total Commitment attributable to such Club Trust from the date hereof until the Termination Date at the rate of 1/4 of 1% per annum, payable in arrears on the last day of each March, June, September and December during the term of the MLB Trust's Total Commitment, commencing September 30, 1996, and ending on the Termination Date (or, if any such day is not a Business Day, the immediately following Business
Day).

         (b) All fees payable pursuant to this Section 2.03 shall be paid on the date due in immediately available funds or fees shall be withheld by the MLB Trust from any Loan if the Administrative Agent, in accordance with the terms of the MLB Credit Agreement, shall have withheld such fees from the Club Trust Related Advances made to the MLB Trust corresponding to such Loan. Once paid, all fees shall be nonrefundable under all circumstances.

         SECTION 2.04. REDUCTION OF MAXIMUM AVAILABLE AMOUNT.

         (a) VOLUNTARY REDUCTIONS. Prior to the Termination Date, each Club Trust shall have the right, upon at least one Business Day's prior notice to the MLB Trust and the Facilitating Agent, to terminate in whole or reduce in part the unused portion of the Maximum Available Amount under its Club Trust Sub-Facility; PROVIDED that each partial reduction shall be in the aggregate amount of $250,000 and integral multiples thereof, and PROVIDED FURTHER that such Club Trust shall not be permitted prior to the Termination Date to reduce its Maximum Available Amount below $5,000,000, unless the Maximum




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

Available Amount with respect to such Club Trust shall be reduced to zero. Any Club Trust which shall have (1) reduced its Maximum Available Amount under its Sub-Facility to zero, (ii) paid in full all other amounts owed by it hereunder and under its Club Trust Pledge and Security Agreement and (iii) caused the agreement with respect to tile continuation of certain of its and its related Participating Club's obligations to be delivered as contemplated in Section II of the related Club Trust Pledge and Security Agreement shall be deemed no longer to be a party to this Agreement.

         (b) REQUIRED REDUCTIONS.

         (i) The Maximum Available Amount under each Club Trust's Sub-Facility shall be reduced, on or prior to each of the dates set forth below, to the corresponding amounts set forth below for a Club Trust that has elected Option A or Option B, as the case may be:

                                                               Maximum Available
                                                              Amount Per Club Trust
                                                              ---------------------
                          Date                       Option A                       Option B
                          ----                       --------                       --------
                  December 15, 1996                  $25,000,000                     $38,500,000
                  December 15, 1997                  $25,000,000                     $32,000,000
                  December 15, 1998                  $25,000,000                     $25,250,000
                  December 15, 1999                  $19,000,000                     $19,000,000
                  December 15, 2000                  $12,500,000                     $12,500,000
                  December 31, 2000                  Balance Due                     Balance Due



PROVIDED, that if a National Media Contract with a joint venture between Fox Broadcasting Company and Liberty providing for annual payments of at least $46,000,000, a term of at least four years and fee reduction and termination provisions which are no more materially detrimental to the Lenders than those set fourth in the National Media Contract with Fox Broadcasting Company (as determined in the reasonable judgment of the Required Banks. which determination shall be deemed made if the Required Banks have not objected to such provisions within 10 days of delivery of the substantially final agreement is not fully executed on or before the first scheduled telecast by such venture of the 1997 Major League Baseball Season (and in any event on or before July 15, 1997) the Maximum Available Amount per Club Trust under Option B in 1997 and under Option A and Option B in 1998, 1999 and 2000 shall be reduced by an additional $1,650,000 per Club Trust per year.

         (ii) In addition to the foregoing, prior to any Collective Bargaining Agreement Effective Date, and on and after any Collective Bargaining Agreement Expiration Date but prior to a subsequent Collective Bargaining Agreement Effective Date, the Maximum Available Amount under each Club Trust's Sub-Facility shall be reduced, pursuant to a temporary reduction of the unused portion of the MLB Trust's Total Commitment attributable to such Club Trust, by an amount equal to the Labor Contingency Interest Reserve for such Club Trust, PROVIDED, HOWEVER, that such Labor Contingency Interest Reserve shall be eliminated and such Club Trust's Maximum Available Amount shall be restored to the amount otherwise in effect under this Agreement without giving effect to this Section 2.04(b)(ii) on and after any Collective Bargaining Agreement Effective Date until the next Collective Bargaining Agreement Expiration Date; and PROVIDED, FURTHER, that with respect to such a reduction occurring on and after any Collective Bargaining Agreement Expiration Date, the Labor Contingency Interest Reserve shall be reestablished by each Club Trust either (i) reducing its Maximum Available




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

Amount pursuant to a temporary reduction of the unused portion of the MLB Trust's Total Commitment attributable to such Club Trust or, (ii) if it does not have a Sufficient unused portion repaying (and not reborrowing) a corresponding amount of unpaid principal of all outstanding Loans from the MLB Trust to such Club Trust under its Club Trust Sub-Facility (in accordance with and subject to the provisions of Section 2.12) ratably during the three-month period prior to the applicable Collective Bargaining Agreement Expiration Date if projected revenues from the National Media Contracts during such three-month period are sufficient in the reasonable judgment of the Facilitating Agent to effect such a reduction and if not, a period comprising a sufficient number of months in the reasonable judgment of the Facilitating Agent to effect such a reduction.

         (iii) In addition to the foregoing, if at any time the aggregate outstanding amount of all Loans from the MLB Trust to a Club Trust exceeds the Maximum Available Amount under such Club Trust's Sub-Facility, such Club Trust shall immediately repay the Loans in the amount of such excess.

         SECTION 2.05. PRINCIPAL REPAYMENT. Each Club Trust shall repay the outstanding principal amount of all Loans from the MLB Trust to such Club Trust under its Club Trust Sub-Facility in full on the Final Payment Date (subject to the provisions of Section 2.12).

         SECTION 2.06. INTEREST.

         (a) ORDINARY INTEREST. Each Club Trust shall pay interest on the unpaid principal amount of each Loan made to it by the MLB Trust from the date of such Loan until such principal amount shall be paid in full at the interest rate or rates determined pursuant to




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

Section 2.08(a). Interest on each Loan (or portion thereof) which is not then subject to the LIBO Rate Option shall be payable quarterly in arrears on the last day of each March, June. September and December, commencing September 30, 1996, and interest on each LIBO Rate Portion of any Loan shall be payable on the last day of each Interest Period and. if such Interest Period has a duration of six months, on the day which is three months after the first day of such Interest Period and on the last day of such Interest Period.

         (b) INTEREST PERIODS. Subject to Section 2.02(a), Section 2.08(c) and
Section 2.10, any Administrator on behalf of the related Club Trust may (i) request in any Notice of Borrowing delivered pursuant to Section 2.02(a) that interest on the Loan requested in such Notice of Borrowing (or on a specified principal amount thereof) be based on the LIBO Rate or (ii) request in any Notice of Borrowing delivered pursuant to Section 2.02(a) that interest on any then outstanding Loan (or on a specified principal amount thereof) be based on the LIBO Rate. in each case for a period (an "Interest Period") for such Loan (or portion thereof) of one. two, three or six months; PROVIDED, HOWEVER, that:

                  (i) any Notice of Borrowing given on the Closing Date shall satisfy the prior notice requirements set forth in Section 2.02(a);

                  (ii) if any Club Trust fails so to select the duration of any Interest Period, the duration of such Interest Period shall be one month;

                  (iii) no more than five Interest Periods shall be outstanding with respect to any Club Trust;

                  (iv) no Interest Period may extend beyond the Final Payment Date;

                  (v) a Club Trust may not select any Interest Period which ends after any principal repayment or reduction date unless, after giving effect to such selection, the aggregate unpaid principal amount of Loans (or portions thereof) with respect to such Club Trust which are not then subject to a LIBO Rate Option, together with the appropriate unpaid principal amount of LIBO Rate Portions of Loans having Interest Periods which end on or prior to such principal repayment or reduction date shall be at least equal to the principal amount of Loans with respect to such Club Trust due and payable on and prior to such date;

                  (vi) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; PROVIDED that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                  (vii) if any Club Trust (through its Administrator on behalf of the Club Trust) shall not have delivered to the MLB Trust and the Facilitating Agent, not later than 12:00 noon (Boston time) on the third Business Day prior to the termination of any Interest Period, a Notice of Borrowing requesting that interest on the LIBO Rate Portion (or any portion thereof) corresponding to such Interest Period be based on the LIBO Rate for a new Interest Period, then the interest on the amount of such LIBO Rate Portion (or any portion thereof as to which such Club Trust has not requested that interest be based on a LIBO
         Rate) shall be calculated pursuant to Section 2.06(a)(i) of the MLB Credit Agreement following termination of the applicable Interest Period; and

         PROVIDED, FURTHER, that in the case of a Business Interruption Event, the selection of new Interest Periods for outstanding Loans shall Continue to be permitted.

         (c) DEFAULT INTEREST. Each Club Trust shall pay interest on the unpaid principal amount of each Loan made to such Club Trust that is not paid when due and on the unpaid amount of all interest, fees and other amounts payable hereunder that is not paid when due, payable on demand, at a rate per annum equal at all times to (i) in the case of any amount of principal, 2.5% per annum above the rate per annum required to be paid on such Loan immediately prior to the date on which such amount became due and (ii) in the case of all other amounts, 2.5% per annum above the Base Rate in effect from time to time; PROVIDED, however, that in no event shall the amount contracted for and agreed to be paid by any Club Trust under any provision of this Agreement or its Club Trust Note exceed the highest lawful rate permissible under any law applicable thereto.

         (d) BUSINESS INTERRUPTION EVENT INTEREST. Upon the occurrence of a Business Interruption Event, each Club Trust shall pay interest on the unpaid principal amount of each Loan at a rate per annum equal at all times to 2% per annum above the rate per annum that would otherwise be required to be paid on such Loan under this Agreement without giving effect to this Section 2.06(d); PROVIDED, that following the earlier of the termination of the strike or dispute which gave rise to a Business Interruption Event or the resumption of games involving players of Major League Baseball and not replacement players, the interest rate shall be restored to the rate that would otherwise be required under this Agreement without giving effect to this Section 2.06(d).

         SECTION 2.07. ADDITIONAL INTEREST. Each Club Trust shall pay to the MLB Trust the amount of any additional interest required to be paid by the MLB Trust to any Bank pursuant to Section 2.07 of the MLB Credit Agreement with respect to the Club Trust Related Advances corresponding to the Loan(s) made by the MLB Trust to such Club Trust under its Club Trust Sub-Facility. Such amounts shall be paid to the MLB Trust at or prior to the time that the MLB Trust shall be required to pay such amount to any Bank.

         SECTION 2.08. INTEREST RATE DETERMINATION AND PROTECTION.

         (a) The interest rate for each Club Trust's Loan under its Sub-Facility shall be the interest rate or rates on the Club Trust Related Advances corresponding to such Loan as determined pursuant to Section 2.06 of the MLB Credit Agreement.

         (b) The Facilitating Agent shall give prompt notice to the related Club Trust of the applicable interest rate or rates determined by the Administrative Agent under the MLB credit Agreement for purposes of Section 2.06.

         (c) If, pursuant to Section 2.08(c) of the MLB Credit Agreement, each of the Agent Banks determines that the LIBO Rate for any Interest Period for the Club Trust Related Advances which correspond to the Loans made to the Club Trusts hereunder is not available, or if the Required Banks notify the MLB Trust that the LIBO Rate for any Interest Period for the Club Trust Related Advances which correspond to the Loans made to the Club Trusts hereunder will not adequately reflect,the cost to such Required Banks of making, funding or maintaining their respective Club Trust Related Advances for such Interest
Period:

                  (i) the MLB Trust (or the Facilitating Agent on its behalf) shall forthwith notify the Club Trusts of such event:

                  (ii) consistent with this Section 2.08 and Section 2.08(c) of the MLB Credit Agreement, the Banks shall Continue to make Club Trust Related Advances in accordance with the other terms and conditions of this Agreement, but the Base Rate shall be the applicable interest rate for each such Loan hereunder from and after the last day of the then existing Interest Period therefor; and

                  (iii) the LIBO Rate Option shall be suspended until reinstated pursuant to paragraph (d) below.

         (d) The LIBO Rate Option shall be reinstated upon notification by the MLB Trust (or the Facilitating Agent on its behalf) to the Club Trusts that the circumstances giving rise to the suspension of the LIBO Rate Option pursuant to paragraph (c) above are no longer applicable.

         SECTION 2.09. PREPAYMENTS.

         (a) In addition to the required repayment of principal specified in
Section 2.05, with respect to each Club Trust, on any day on which the Maximum Available Amount under such Club Trust's Sub-Facility is reduced pursuant to
Section 2.04, principal in the amount equal to the excess, if any, of (i) all outstanding Loans to such Club Trust under its Sub-Facility over (ii) the Maximum Available Amount as so reduced shall be immediately payable hereunder and a "Club Trust Prepayment Event" with respect to such excess shall be deemed to have occurred.

         (b) Other than with respect to any prepayment pursuant to the provisions of paragraph (c) below, each Club Trust may, upon at least three Business Days' notice in the case of any LIBO Rate Loan and one Business Day's notice in the case of any Base Rate Loan to the MLB Trust and the Facilitating Agent stating the Club Trust with respect to which any such prepayment relates, the proposed date and aggregate principal amount of each such prepayment, prepay the Loan(s) under its Club Trust Sub-Facility in whole or ratably in part, and, if such notice is given, the related Club Trust shall prepay the Loan(s) under its Club Trust Sub-Facility in whole or ratably in part in the aggregate principal amount designated in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that with respect to each Club Trust (i) each partial prepayment shall be in an aggregate principal amount not less than $250,000, (ii) any prepayment of any LIBO Rate Portion of any Club Trust's Loan(s) under its Club Trust Sub-Facility shall be made on, and only on, the last day of an Interest Period for such LIBO Rate Portion (PROVIDED, THAT prepayments may be made at other times as long as all costs payable pursuant to Section 8.04(b) are paid) and (iii) no prepayment shall be permitted pursuant to this Section 2.09 if, after giving effect to such prepayment, the aggregate principal amount of Loans outstanding under such Club Trust's Sub-Facility shall be less than $5,000,000, unless the amount of Loans outstanding under such Club Trust Sub-Facility shall be reduced by such prepayment to zero.

         (c) In accordance with the provisions of Section 2.07 of each Club Trust Agreement, each Club Trust may, upon at least three Business Days' notice to the MLB Trust and the Facilitating Agent stating the Club Trust with respect to which any such prepayment relates and the proposed date and aggregate principal amount of such prepayment, prepay all of its Loans under its Club Trust Sub-Facility in whole, and, if such notice is given the related Club Trust shall prepay any, and all Loans under its Sub-Facility in whole, together with accrued interest to the date of such prepayment on the principal amount prepaid. Any Club Trust which shall have (i) made such a prepayment pursuant to this paragraph (c), (ii) paid in full all other amounts owed by it hereunder and under its Club Trust Pledge and Security Agreement and (iii) caused the agreement with respect to the continuation of certain of its and its related Participating Club's obligations to be delivered as contemplated in Section II of the related Club Trust Pledge and Security Agreement shall be deemed no longer to be a party to this Agreement.

         SECTION 2.10. INCREASED COSTS. Each Club Trust shall pay to the MLB Trust the amount of any increased costs required to be paid by the MLB Trust to any Bank pursuant to Section 2.10 of the MLB Credit Agreement with respect to the Club Trust Related Advances corresponding to the Loan(s) made by the MLB Trust to such Club Trust under its Club Trust Sub-Facility. Such amounts shall be paid to the MLB Trust at or prior to the time that the MLB Trust shall be required to pay such amount to any Bank.

         SECTION 2.11. ILLEGALITY.

         (a) Notwithstanding any other provision of this Agreement but subject to the provisions of this Section, if, pursuant to Section 2.11, of the MLB Credit Agreement, any Bank shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Bank or its Lending Office to perform its obligations thereunder to make, fund or maintain Club Trust Related Advances subject to a LIBO Rate Option thereunder, (i) the obligation of the MLB Trust to make Loans (or portions thereof) subject to a LIBO Rate Option under any Club Trust Sub-Facility, shall be suspended until the Administrative Agent under the MLB Credit Agreement shall notify the MLB Trust and the Banks that the circumstances causing such suspension no longer exist (prompt notice of which will be given to the Club Trusts by the MLB Trust (or the Facilitating Agent on its behalf) and (ii) the Base Rate shall be the applicable interest for all Loans unless such Club Trust, within five Business Days of notice from the MLB Trust (or the Facilitating Agent on its behalf) of the above described events, elects to prepay in full all Loans (or portions thereof) subject to a LIBO Rate Option under its Club Trust Sub-Facility then outstanding, together with interest accrued thereon.

         (b) Upon the occurrence of the events specified in Section 2.11 (a), the MLB Trust shall continue to make Loans in accordance with the other terms and conditions of this Agreement, but the Base Rate shall be the applicable interest rate for each such Loan until the MLB Trust and the Club Trusts receive the notice described in 2.11 (a)(i) above.

         SECTION 2.12. PAYMENTS; LIMITED RECOURSE; NO CROSS COLLATERALIZATION AND COMPUTATIONS.

         (a) Subject to the provisions of this Section, on any day on which any amount is due hereunder or under the related Club Trust Pledge and Security Agreement with respect to any Club Trust Sub-Facility or on which any Club Trust in accordance with Section 2.09 elects to make a principal payment, subject to the provisions of the MLB Pledge and Security Agreement, amounts on deposit in the Debt Service Account attributable to the related Club Trust shall be withdrawn from the Debt Service Account and such amounts shall be applied to make actual or deemed distributions with respect thereto. Deemed distributions consist of payments to the Banks under MLB Credit Agreement with respect to Club Trust Related Advances and related obligations (including Secured Obligations) corresponding to the such Club Trust's outstanding Loans, payment with respect to which will satisfy such Club's payment obligation to the MLB Trust hereunder or under the MLB Trust Agreement.

         (b) [Reserved].

         (c) Each Club Trust's obligations hereunder shall (subject to Section 2.12(d)) be satisfied solely by recourse to the assets of such Club Trust and its related Club Trust Collateral and none of the Major League Clubs (except as provided in any Transfer Agreement), the Commissioner, the National League or the American League or any of their Affiliates shall be obligated with respect thereto.

         (d) (i) The assets of a particular Club Trust and its related Club Trust Collateral shall be used solely to pay obligations attributable to such Club Trust and in no event, except as provided in (iii) below, shall the Club Trust Collateral of one Club Trust be used to pay any obligations attributable to another Club Trust. Obligations hereunder or under the MLB Pledge and Security Agreement not specifically attributable to a Club Trust shall be allocated equally among the Club Trusts.

                  (ii) As further provided in paragraphs (e), (f) and (g) below, the MLB Trust and the Facilitating Agent agree to account for all Loans under the Club Trust Sub-Facilities, payments and the Club Trust Collateral so as to prevent cross-collateralization between the assets and obligations attributable to each of the Club

         Trusts. Except as permitted in (iii) below, any amounts received by the MLB Trusts in satisfaction of any obligations attributable to any Club Trust from the assets of, or assets attributable to, another Club Trust shall be deposited by the MLB Trust into the Debt Service Account and the obligation previously satisfied by such deposited amounts shall be reinstated effective as of the date on which such amount was incorrectly applied.

                  (iii) The assets attributable to a particular Club Trust or Club Trusts and any other portion of the Club Trust Collateral attributable to such Club Trust or Club Trusts may be used to the extent provided in this clause (iii) to satisfy the obligations of any other Club Trust (A) if for any reason any such other Club Trust receives less than its Pro Rata share of Revenues or (B) if (x) such other Club Trust's related Participating Club is expelled or withdraws from its respective League or Major League Baseball, as a whole, and such other Club Trust's share of Revenues is reduced or eliminated and
         (y) the American League or the National League, as appropriate, elects to allow a new Major League Club to become a member of Major League Baseball. The amount permitted to be paid with respect to the obligations of any such adversely affected Club Trust (x) in the case of subclause (A), shall equal the incremental dollar increase in Revenues allocated to the nonadversely affected Club Trusts as a result of such nonadversely affected Club Trusts' Pro Rata share of Revenues being increased by such reduction in or elimination of the adversely affected Club Trust's Pro Rata share of Revenues and (y) in the case of subclause (B), shall equal any amounts paid to the remaining Participating Clubs and included the Club Trusts' Rights in connection with the addition of the next Major League Club following the expulsion or withdrawal of such Club, PROVIDED, HOWEVER, that in the case of each of the immediately preceding clause (x) and clause (y), in no event shall the aggregate amounts paid by all nonadversely affected Club Trusts exceed the amount of the obligations of the adversely affected Club Trust under the Transaction Documents. The obligation of any nonadversely affected Club Trust or Club Trusts to pay any amount on behalf of an adversely affected Club Trust or Club Trusts shall be allocated Pro Rata based upon Maximum Available Amount among the nonadversely affected Club Trusts.

         (e) The MLB Trust shall maintain an account or accounts evidencing the indebtedness of each Club Trust resulting from each Loan under such Club Trust's Sub-Facility made by the MLB Trust to such Club Trust from time to time, including the amounts of principal and interest payable and paid to the MLB Trust from time to time under this Agreement, the Club Trust Pledge and Security Agreement or the MLB Pledge and Security Agreement with respect to such Club Trust.

         (f) The Facilitating Agent shall maintain the Register pursuant to
Section 8.07 hereof in which Register shall be reported with respect to each Club Trust and its Sub-Facility (i) each Loan hereunder made with respect to such Club Trust and the amount of each such Loan, (ii) the Interest Period and principal amount of each LIBO Rate Portion of each such Loan, (iii) the amount of any principal or interest due and payable or to become due and payable with respect to each such Loan and (.iv) the amount of any sum received by the MLB Trust hereunder, under the Club Trust Pledge and Security Agreement or under the MLB Pledge and Security Agreement from such Club Trust.

         (g) The entries made in the accounts or the Register maintained pursuant to paragraphs (e) and (f) of this Section 2.12 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and the amounts of the obligations of each Club Trust with respect to each Loan therein recorded; PROVIDED, HOWEVER, that the failure of the Facilitating Agent to maintain any such accounts or such Register, as applicable, or any error therein shall not in any manner affect the obligation of any Club Trust in accordance with the terms hereof.

         (h) It is the intent of the parties hereto that all computations of interest on the Loans hereunder correspond to the calculation of interest on the corresponding Club Trust Related Advances and that the calculation of fees hereunder correspond to the calculation of fees under the MLB Credit Agreement. Consistent with such intent, all computations of interest based on the LIBO Rate shall be made by the Facilitating Agent on the basis of a year of 360 days, and all computations of interest based on the Base Rate and of fees shall be made by the Facilitating Agent on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or additional interest are payable. Each determination by the Facilitating Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (i) Whenever any payment hereunder or under the Club Trust Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any fee, as the case may be; PROVIDED, HOWEVER, that if such extension would cause payment to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         SECTION 2.13. TAXES.

         (a) Any and all payments by each Club Trust hereunder or under the Club Trust Notes shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each of the MLB Trust and the Facilitating Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the MLB Trust or the Facilitating Agent (as the case may be) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Club Trust shall be required by law to deduct any Taxes from or in respect of, any sum payable hereunder or under the Club Trust Notes to the MLB Trust or the Facilitating Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under Section 2.13(a), (b) or (c)) the MLB Trust or the Facilitating Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Club Trust shall make such deductions and (iii) such Club Trust shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, each Club Trust agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Club Trust Notes or from the execution. delivery or registration of, or otherwise with respect to, this Agreement, the Notes or any other Transaction Document (hereinafter referred to as "Other Taxes").

         (c) Each Club Trust will indemnify the MLB Trust and the Facilitating Agent for the full amount of Taxes or Other Taxes which are attributable to such Club Trust (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under Section 2.13(a), (b) or (c)) paid by the MLB Trust or the Facilitating Agent (as the case may be) and any liability (including penalties. interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within 30 days from the date the MLB Trust or the Facilitating Agent (as the case may be) makes written demand therefor. If the MLB Trust or the Facilitating Agent shall become aware or shall be notified by an), Club Trust that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by such Club Trust pursuant to Section 2.13(a), (b) or (c), it shall promptly notify such Club Trust of the availability of such refund and shall, within 30 days after receipt of a written request by any such Club Trust, apply for such refund at the such Club Trust's expense. If the MLB Trust or the Facilitating Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by any Club Trust pursuant to Section 2.13(a), (b) or (c), it shall promptly notify the appropriate Club Trust of such refund and shall, within 30 days after receipt of a written request by such Club Trust (or promptly upon receipt, if such Club Trust has requested application for such refund pursuant hereto), repay such refund to such Club Trust (to the extent of amounts that have been paid by such Club Trust under

Section 2.13(a),(b) or (c) with respect to such refund), net of all out-of-pocket expenses (including the net amount of taxes, if any, imposed on such MLB Trust or Facilitating Agent with respect to such refund) of the MLB Trust or the Facilitating Agent, PROVIDED that each Club Trust, upon the request of the MLB Trust or Facilitating Agent, agrees to return such refund (plus penalties, interest or other charges) to the MLB Trust or Facilitating Agent in the event the MLB Trust or the Facilitating Agent is required to repay such refund to any person, including the relevant taxing authority.

         (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by a Club Trust in respect of any payment to the MLB Trust or the Facilitating Agent, each Club Trust Will furnish to the Facilitating Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof.

         (e) (i) Each Club Trust, without duplication of any amounts paid or indemnified pursuant to Section 2.13(a), (b) or (c), shall indemnify the MLB Trust and the Facilitating Agent for any MLB Taxes required to be paid by the MLB Trust or Facilitating Agent (as the case may be) to any Bank, Bank Transferee, Agent Bank and the Administrative Agent pursuant to Section 2.13 of the MLB Credit Agreement in an amount equal to the sum of (x) the amount of MLB Taxes that are specifically attributable to such Club Trust and (y) an amount equal to the product of (I) the amount of MLB Taxes not specifically attributable to any Club Trust and (II) the quotient of (A) the sum of the amount of the Loans made to such Club Trust that is outstanding on each day in the period to which such MLB Taxes relate divided by the number of days in such period divided by (B) the sum of the amount of the Loans made to all the Club Trusts that is outstanding on each day in the period to which such MLB Taxes relate divided by the number of days in such period; PROVIDED, HOWEVER, that with respect to MLB Taxes described in clause (y)(I) if (C) there are no Loans outstanding during any period to which such MLB Taxes relate or (D) such MLB Taxes would have been imposed if none of the Loans to any Club Trust were outstanding, then each such Club Trust shall indemnify the MLB Trust and the Facilitating Agent in an amount equal to the amount of such MLB Taxes divided by the number of Club Trusts parties to this Agreement; PROVIDED FURTHER, HOWEVER, that if for any reason after the application of the foregoing formulas to determine the amount that a Club Trust must indemnify the MLB Trust and the Facilitating Agent with respect to MLB Taxes, an amount of MLB Taxes has not been indemnified, then each such Club Trust shall indemnify the MLB Trust and Facilitating Agent in an amount equal to the amount of such MLB Taxes that has not been indemnified divided by the number of Club Trusts parties to this Agreement; and PROVIDED FURTHER that no Club Trust shall be responsible for the payment of any such amounts payable by any other Club Trust. Any such MLB Taxes that are required to be indemnified by a Club Trust shall be paid by such Club Trust at or prior to the time that the MLB Trust or Facilitating Agent shall be required to pay such MLB Taxes. The Facilitating Agent shall have the exclusive authority to apply and interpret the provisions of this Section 2.13(e) to determine the amounts each Club Trust is required to indemnify the MLB Trust or Facilitating Agent pursuant to this Section 2.13(e).

                  (ii) If the MLB Trust or the Facilitating Agent shall become aware that it is entitled to receive a refund in respect of MLB Taxes as to which it has been indemnified by any Club Trust pursuant to this Section 2.13(e), it shall promptly notify the Club Trust(s) that made the related indemnity payment(s) of the availability of such refund and shall, within 30 days after receipt of a written request by any such Club Trust, apply or cause any Bank, Bank Transferee, Agent Bank or Administrative Agent to apply for such refund at the expense of such Club Trust(s). If the MLB Trust or the Facilitating Agent receives a refund in respect of any MLB Taxes as to which it has been indemnified by any Club Trust pursuant(s) to this Section 2.13(e), it shall promptly notify the appropriate Club Trust(s) of such refund and shall, within 30 days after receipt of a written request by such Club Trust(s) (or promptly upon receipt, if such Club Trust has requested application for such refund pursuant hereto), repay to such Club Trust an amount equal to the product of (x) such refund, including any interest thereon, net of all out-of-pocket expenses (including expenses incurred to apply for such refund and the net amount of taxes, if any, imposed on the MLB Trust or the Facilitating Agent in respect of such refund) of the MLB Trust or the Facilitating Agent, and (y) the quotient of (1) the amount paid by such Club Trust and (II) the total amounts paid by all the Club Trusts, each pursuant to this Section 2.13(e) with respect to the MLB Taxes giving rise to such refund (excluding any expense reimbursements paid to the MLB Trust or Facilitating Agent with respect to such refund), plus an amount equal to any expense reimbursed by such Club Trust to the MLB Trust or Facilitating Agent pursuant to this Section 2.13(e) to apply for such refund which was deducted by the MLB Trust from the amount of such refund as an out-of-pocket expense, PROVIDED that each Club Trust, upon request of the MLB Trust or Facilitating Agent, agrees to return such refund (plus penalties, interest or other charges) to the MLB Trust or Facilitating Agent in the event the MLB Trust or the Facilitating Agent is required to repay such refund to any person, including the relevant taxing authority.

                  (iii) This Section 2.13(e) is intended to equitably apportion the burden of MLB Taxes among the Club Trusts and equitably apportion the benefit of any refund received in respect of MLB Taxes. Each Club Trust, the MLB Trust and the Facilitating Agent agree to negotiate in good faith to amend this Section 2.13(e) to achieve the intent of this
         Section 2.13(e) if, as a result of any unusual circumstances, pursuant to Section 2.13(e) the burden of MLB Taxes is not equitably apportioned among the Club Trusts or the benefit of refunds of MLB Taxes are not equitably apportioned among the Club Trusts; PROVIDED, HOWEVER, each Club Trust shall comply with this Section 2.13(e) until any such amendment.

         (f) Without prejudice to the survival of any other agreement of each Club Trust hereunder, the agreements and obligations of each Club Trust contained in this Section 2.13) shall survive the payment in full of principal and interest hereunder and under the related Club Trust Note.

         (g) If any Club Trust is required to pay any amount pursuant to this
Section 2.13 to any Bank, Bank Transferee, Administrative Agent, Facilitating Agent, taxing jurisdiction, or other third party, the Administrative Agent shall have the power and authority (but not the duty) to pay such amounts as specified in the MLB Pledge and Security Agreement.

         SECTION 2.14. ADDITIONAL CLUB TRUSTS; CREATION OF ADDITIONAL SUB-FACILITIES.

         (a) Subsequent to the Closing Date, but prior to the Termination Date, at any time during, the first year following the Closing Date, and thereafter once a calendar quarter, additional Club Trusts may be added as parties to this Agreement and, in connection with any such addition, a Club Trust Sub-Facility with respect to each such additional Club Trust shall be created hereunder. The consent of the Club Trusts party hereto at the time of any such proposed addition shall not be required in connection with such proposed addition; PROVIDED, HOWEVER, that such proposed addition shall be subject to the satisfaction of any conditions thereto established by the Administrative Agent on behalf of the MLB Trust; and PROVIDED FURTHER, HOWEVER, that any, proposed addition shall be at a minimum subject to the satisfaction of the conditions that:

                  (i) the Maximum Available Amount under such proposed Club Trust's Club Trust Sub-Facility shall not exceed $25,000,000 for a Club Trust desiring to elect Option A or $40,000,000 for a Club Trust desiring to elect Option B, subject to all required reductions in any Club Trust's Maximum Available Amount pursuant to Section 2.04(b));

                  (ii) the Total Commitment shall have been increased under and in accordance with the provisions of the MLB Credit Agreement to make Club Trust Related Advances to the Borrower in an amount equal to such proposed Club Trust's Maximum Available Amount under its Sub-Facility;

                  (iii) no Club Trust Event of Default or event which would constitute a Club Trust Event of Default but for the requirement that notice be given or time elapse or both will result from the proposed addition of such Club Trust and such Club

         Trust's related Participating Club must be entitled to, and must have transferred to such Club Trust, a full Pro Rata Share of the Rights and Revenues;

                  (iv) the representations and warranties contained in Section 3 of the MLB Pledge and Security Agreement and the representations and warranties contained in Section 4.01 of this Agreement and Section 3 of the Club Trust Pledge and Security Agreement with respect to such Club Trust will be true and correct in all material respects as of the date of such proposed addition.

                  (v) subject to provisions of paragraph (c) below, such proposed Club Trust shall have delivered to the MLB Trust and the Facilitating Agent those items required to be delivered to them by a Club Trust and such Club Trust shall have taken such actions as are required to be taken by a Club Trust pursuant to Section 3.01;

                  (vi) the conditions under the MLB Credit Agreement to the proposed addition of any Club Trust and the corresponding increase in the Total Commitment thereunder to make Club Trust Related Advances shall have been satisfied;

                  (vii) such proposed Club Trust shall have entered into a Ratification Agreement;

                  (viii) the MLB Trust and the Facilitating Agent shall have received such other approvals, opinions or documents as the MLB Trust and Facilitating Agent shall have reasonably requested; and

                  (ix) such proposed Club Trust shall be responsible for the payment of its allocable share of all amounts payable by the MLB Trust to the Banks pursuant to Section 8.04(b) of the MLB Credit Agreement as a result of any reallocation of the

         Club Trust Related Advances among the Banks in connection with the increase in the aggregate Club Trust Related Advances of the Banks related to the addition of such propose Club Trust.

         (b) Following the addition of any such proposed Club Trust, (i) all references herein or any Transaction Document to Club Trust, Participating Club, Administrator, Maximum Available Amount and Club Trust Sub-Facility shall be deemed to include such proposed Club Trust, its related Participating Club and Administrator and, as appropriate, such proposed Club Trust's Maximum Available Amount and Club Trust Sub-Facility and (ii) for all purposes such proposed Club Trust shall be deemed to be a party to this Agreement.

         (c) In connection with the addition of any proposed Club Trust whose related Participating Club is located outside of the United States, the Administrative Agent may, in addition to or in lieu of any Uniform Commercial Code financing statements (and any related requests for information) required to be delivered in connection with (i) the perfection of the ownership interest of such proposed Club Trust in the Rights and Revenues contributed to it by such proposed Club Trust's related Participating Club and (ii) the perfection of the security interest created by such proposed Club Trust in the Club Trust Collateral pursuant to its Club Trust Pledge and Security Agreement, require such proposed Club Trust to deliver such other documents and/or any Opinion of Counsel as the Administrative Agent may deem appropriate or necessary to assure itself of such proposed Club Trust's perfected ownership interest in the Rights and Revenues under the laws of such other jurisdiction. In addition, with respect to any proposed Club Trust whose related Participating Club is located outside of the United States, the Administrative Agent may require such proposed Club Trust to deliver such other documents and/or any Opinion of Counsel necessary to assure itself of the absence of any withholding tax imposed by such other jurisdiction with respect to such proposed Club Trust's Rights and Revenues.

         (d) As contemplated in and subject to the provisions of Section 8.01(b), this Agreement, the MLB Credit Agreement and the MLB Pledge and Security Agreement may be amended to the extent necessary or desirable in the sole judgment of the Administrative Agent in connection with the addition of a proposed Club Trust.

                                   ARTICLE III

                              Conditions of Lending
                              ---------------------

         SECTION 3.01. CONDITION PRECEDENT TO INITIAL LOANS. The obligation of the MLB Trust to make its initial Loan to any Club Trust under its Sub-Facility hereunder is subject to the condition precedent that the MLB Trust and the Facilitating Agent shall have received on or before the day of the initial Loan thereunder the following, each dated such day, in form and substance satisfactory to the MLB Trust and the Facilitating Agent (except for the Club Trust Note):

         (a) A pledge and security agreement, duly executed by such Club Trust and the MLB Trust in substantially the form of Exhibit C hereto (the "Club Trust Pledge and Security Agreement"), together with (i) executed copies of proper financing statements to be filed under the Uniform Commercial Code of all jurisdictions that the MLB Trust may deem necessary or desirable in order to perfect the ownership interest in the Rights and Revenues contributed by such Club Trust's related Participating Club to such Club Trust and (ii) executed copies of proper financing statements to be filed under the Uniform

Commercial Code of all jurisdictions that the MLB Trust may deem necessary or desirable in order to perfect the security interests by such Club Trust in the Club Trust Collateral pursuant to the Club Trust Pledge and Security Agreement.

         (b) A certificate of the Club Trustee certifying the names and true signatures of their officers authorized to sign each Transaction Document to which such Club Trust is a party and the other documents to be delivered hereunder or thereunder.

         (c) The list of Authorized officers for each Administrator.

         (d) Certified copies of all corporate or partnership action taken by such Club Trust's related Participating Club, including appropriate resolutions authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and each other document delivered pursuant to such documents.

         (e) Copies of the Ratification Agreement executed by such Club Trust.

         (f) A Certificate of such Club Trust's Administrator certifying that
(a) as of the date of such Club Trust's Ratification Agreement no event has occurred and is continuing, or would result from any Loan under such Club Trust's Sub-Facility or from the application of the proceeds therefrom on such date, which constitutes a Club Trust Event of Default or would constitute a Club Trust Event of Default but for the requirement that notice be given or time elapse or both and (b) as of the date of the initial Loan, with respect to each Club Trust in existence prior to the date of this Agreement, such Club Trust's related Participating Club is Solvent, and with respect to each Club Trust organized after the date of this Agreement, such Club Trust's related Participating Club is Solvent prior to, and will be Solvent after giving effect to, the transfer of the Rights and Revenues to such Club Trust and that such Participating Club is receiving fair and reasonably equivalent value for the transfer of the Rights and Revenues to its related Club Trust.

         (g) The Club Trust Note with respect to the related Club Trust to the order of the MLB Trust.

         (h) Copies of the Transfer Agreement executed by such Club Trust.

         (i) The delivery of all collateral with respect to such Club Trust under the Club Trust Pledge and Security Agreement (including the related Club Trust Note) to the Administrative Agent for the benefit of all the Banks under the MLB Credit Agreement.

         (j) A favorable opinion of counsel to such Club Trust, substantially in the form of Exhibit B to its Transfer Agreement and as to such other matters as the MLB Trust and the Facilitating Agent may reasonably request.

         (k) Copies of the Administration Agreement executed by such Club Trust.

         (l) Copies of all documents, certificates and opinions delivered by such Club Trust or its related Participating Club pursuant to the Transaction Documents.

         (m) An election by such Club Trust's Administrator with respect to Option A or Option B.

         (n) Such other documents as the MLB Trust or the Facilitating Agent shall reasonably request.

         SECTION 3.02. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the MLB Trust to make a Loan (including the initial Loan) under any Club Trust's Sub-Facility shall be subject to the receipt by the MLB Trust of the Club Trust Related Advances with respect to the related Club Trust necessary to make such Loans and to the further conditions precedent that on the date of such Loan (i) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing with respect to such Club Trust and the acceptance of the Loan proceeds by such Club Trust shall constitute a representation and warranty by such Club Trust that on the date of such Loan such statements are true):

         (a) the representations and warranties contained in Section 3 of the MLB Pledge and Security Agreement and the representations and warranties with respect to such Club Trust contained in Section 4.01 of this Agreement and
Section 3 of the Club Trust Pledge and Security Agreement are correct in all material respects on and as of the date of such Loan, before and after giving effect to such Loan and to the application of the proceeds therefrom, as though made on and as of such date;

         (b) no event has occurred and is continuing, or would result from such Loan or from the application of the proceeds therefrom, which constitutes a Club Trust Event of Default or would constitute a Club Trust Event of Default but for the requirement that notice be given or time elapse or both;

         (c) no Business Interruption Event has occurred and is continuing as evidenced by a notice from the Facilitating Agent to the Club Trusts;

         (d) except as provided in the Transaction Documents, none of the Central Fund Custody Account, the MLB Properties Royalty Account, the Collection Account or the Debt Service Account or Eligible Investments otherwise to the credit of, the Central Fund Custody Account, the MLB Properties Royalty Account, the Collection Account or the Debt Service Account shall be subject to any Lien, writ, judgment, warrant of attachment, execution or other similar process; PROVIDED, that with respect to the Central Fund Custody Account and the MLB Properties Royalty Account, this restriction shall not apply to any

Lien, writ, judgment, warrant of attachment, execution or other similar process which (i) attaches or relates solely to the interests of the non-Participating Clubs in such accounts or (ii) relates only to the interests of a specific Club Trust in such accounts and not the interests of the Club Trust requesting the Loan, all of the Club Trusts or the MLB Trust in such accounts;

         (e) the MLB Trust shall have received such evidence and instruments (including stamped receipt Uniform Commercial Code release statements) as it or the Facilitating Agent may request with respect to the release of any Lien (other than any Lien created pursuant to the Transaction Documents) on the Club Trust Collateral existing on the Closing Data as described in Schedule 3.02(b)(v) of the related Transfer Agreement; and

         (f) the MLB Trust and the Facilitating Agent shall have received from such Club Trust such other approvals, opinions or documents as the MLB Trust and the Facilitating Agent may reasonably request.

                                   ARTICLE IV

                         Representations and Warranties
                         ------------------------------

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF EACH CLUB TRUST. Each Club Trust represents and warrants to the MLB Trust as follows:

         (a) Such Club Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) The execution, delivery and performance by such Club Trust of each Transaction Document to which it is or will be a party are within such Club Trust's trust powers, have been duly authorized by all necessary trust action, and do not contravene

(i) such Club Trust's certificate of trust or the related Club Trust Agreement or (ii) any law or any contractual restriction binding on or affecting such Club Trust, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto or the related Club Trust Pledge and Security, Agreement) upon or with respect to any of its properties.

         (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Club Trust of any Transaction Document to which it is or will be a party.

         (d) This Agreement is, and each other Transaction Document to which such Club Trust will be a party when delivered hereunder will be, legal, valid and binding obligations of such Club Trust enforceable against such Club Trust in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (e) There is no pending or, to the knowledge of such Club Trust, threatened action or proceeding affecting such Club Trust or the related Club Trust Collateral before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of such Club Trust or the related Club Trust Collateral or which purports to affect the legality, validity or enforceability of this Agreement or any Transaction Document to which such Club Trust will be a party.

         (f) Such Club Trust is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         (g) The proceeds of each Loan are being used solely for the purpose of refinancing existing indebtedness, (ii) paying Transaction Costs and (iii) making distributions for general corporate purposes of such Participating Club including, without limitation, refinancing such Participating Club's existing indebtedness (including indebtedness to Affiliates).

                                    ARTICLE V

                          Covenants of the Club Trusts
                          ----------------------------

         SECTION 5.01. AFFIRMATIVE COVENANTS. So long as any Club Trust's Club Trust Note shall remain unpaid or any Club Trust Secured Obligation of such Club Trust hereunder shall be outstanding or the MLB Trust shall have any Commitment under such Club Trust's Club Trust Sub-Facility, such Club Trust will, unless the MLB Trust shall otherwise consent in writing:

         (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

         (b) EXISTENCE. Keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware and obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any other Transaction Document and each other instrument or agreement included in the Collateral.

         (c) REPORTING REQUIREMENTS. Furnish to the MLB Trust and the Facilitating Agent:

                  (i) as soon as possible and in any event within five days after the occurrence of each Club Trust Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute a Club Trust Event of Default, which is continuing on the date of such statement, a statement of such Club Trust setting forth details of such Club Trust Event of Default or other event and the action which such Club Trust has taken and proposes to take with respect thereto;

                  (ii) promptly after the filing or receiving thereof, copies of all reports and notices which such Club Trust files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which such Club Trust receives from such corporation; and

                  (iii) such other information respecting the condition or operations, financial or otherwise, of such Club Trust as the MLB Trust or Facilitating Agent may from time to time reasonably request.

         (d) FINANCIAL STATEMENTS AND ANNUAL STATEMENT AS TO COMPLIANCE. Cause to be delivered to the Facilitating Agent, within 120 days after the end of each fiscal year of such Club Trust (commencing with the fiscal year 1996), a balance sheet of such Club Trust and the related statement of income and cash flows audited upon by the Accountants, together with a certificate of such accounting firm stating that:

                  (i) a review of the activities of such Club Trust during such year and of performance under this Agreement and each other Transaction Document has been made; and

                  (ii) based on such review, such Club Trust has fulfilled all its obligations under this Agreement and each other Transaction Document throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to the Accountants and the nature and status thereof.

         (e) ADMINISTRATOR'S CERTIFICATE. Cause to be delivered to the Facilitating Agent, within 120 days after the end of each fiscal year of such Club Trust (commencing with the fiscal year 1996), a certificate of an Authorized Officer of the such Club Trust's Administrator stating that:

                  (i) a review of the activities of such Club Trust during such year and of performance under this Agreement and each other Transaction Document has been made; and

                  (ii) based on such review, such Club Trust has fulfilled all its obligations under this Agreement and each other Transaction Document throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Administrator and the nature and status thereof.

         (f) PROTECTION OF COLLATERAL. In addition to any obligation under the Club Trust Pledge and Security Agreement, from time to time execute and deliver all such supplements and amendments to the Club Trust Pledge and Security Agreement and all such financing statements, continuation statements, instruments of further assurance and other instruments, and take such other action reasonably requested by, the MLB Trust and the Facilitating Agent necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of the Club Trust Pledge and Security Agreement and the MLB Pledge and Security Agreement or carry out more effectively the purposes of this Agreement and any other Transaction Document and the transactions contemplated hereby or thereby;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by the Club Trust Pledge and Security Agreement;

                  (iii) enforce any agreements included in the Club Trust Collateral; or

                  (iv) preserve and defend title to and the rights of the MLB Trust in the Club Trust Collateral against the claims of all persons and parties.

Pursuant to the Transfer Agreement, the Club Trust Pledge and Security Agreements and the MLB Pledge and Security Agreement, each Participating Club, each Club Trust and the MLB Trust have designated the Administrative Agent as its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by such party pursuant to the Transfer Agreement, the Club Trust Pledge and Security Agreement, the MLB Pledge and Security Agreement or this Agreement, as appropriate.

         SECTION 5.02. NEGATIVE COVENANTS. So long as any Club Trust's Club Trust Note shall remain unpaid or any obligation of such Club Trust shall be outstanding or the MLB

Trust shall have any Commitment under such Club Trust's Club Trust Sub-Facility, such Club Trust will not, without the written consent of the MLB Trust:

         (a) DISPOSE OF COLLATERAL.. Except as expressly permitted by this Agreement or the Club Trust Pledge and Security Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of such Club Trust or the related Club Trust Collateral unless directed to do so by the Administrative Agent (acting at the direction of or with the consent of all the Banks):

         (b) SECURITY INTEREST. (i) Permit the validity or effectiveness of the Club Trust Pledge and Security Agreement to be impaired, or permit the lien of the Club Trust Pledge and Security Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the obligations under this Agreement or the Club Trust Pledge and Security Agreement except as may be expressly permitted hereby or thereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than any Lien under any Transaction Document) to be created on or extend to or otherwise arise upon or burden the related Club Trust Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law) or (iii) permit the lien of the Club Trust Pledge and Security Agreement not to constitute a valid first priority (other than with respect to any such tax or other lien or the lien of the MLB Pledge and Security Agreement) security interest in the related Club Trust Collateral.

         (c) NO OTHER ACTIVITY. Engage in any activity other than borrowing amounts with respect to Loans in the manner contemplated by this Agreement, the Club Trust

Agreement or any other Transaction Document and activities reasonably incidental thereto or otherwise contemplated by the Transaction Documents.

         (d) NO BORROWING. Issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Debt (including, without limitation, interest rate swap agreements, interest rate collar agreements, interest rate futures contracts and interest rate option contracts) except for the Club Trust Secured Obligations or any other obligation hereunder or under the Club Trust Pledge and Security Agreement.

         (e) GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Agreement or any other Transaction Document, make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         (f) CAPITAL EXPENDITURES. Make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         (g) REMOVAL OF ADMINISTRATOR. Remove its Administrator without cause and the written consent of the MLB Trust and the Facilitating Agent, which consent shall not be unreasonably withheld.

         (h) RESTRICTED PAYMENTS. Directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Club Trustee or any owner of a beneficial interest in such Club

Trust or ownership or equity interest or security in or of such Club Trust, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership interest or security or (iii) otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Club Trust may pay, or cause to be paid, amounts to the Commissioner, the Club Trust Trustee and such Club Trust's Administrator and such Club Trust may make, or cause to be made, distributions as permitted by, and to the extent funds are available for such purpose under, the MLB Pledge and Security Agreement and the related Club Trust Agreement.

         (i) MERGERS, ETC. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any or all of its assets (whether now owned or hereafter acquired) to any Person except as permitted by the Club Trust Pledge and Security Agreement.

         (j) FEDERAL INCOME TAX. Take any action which might cause it to be classified for Federal income tax purposes as an association taxable as a corporation.

                                   ARTICLE VI

                                     Default
                                     -------

         SECTION 6.01. CLUB TRUST EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a "Club Trust Event of Default" with respect to the Sub-Facility of any Club Trust and any Loans made to such Club Trust hereunder:

         (a) default shall be made by such Club Trust in the payment of any principal of any Loan outstanding under such Club Trust's Sub-Facility when and as the same shall become due and payable, whether at the due date thereof or by acceleration thereof or otherwise;

         (b) default shall be made by such Club Trust in the payment of any interest on any Loan outstanding under such Club Trust's Sub-Facility or any fee or any other amount allocable to such Club Trust (other than an amount referred to in paragraph (a) above) due hereunder, under any other Transaction Document or under any other agreement with the MLB Trust with respect to such Sub-Facility when and as the same shall become due and payable, and such default shall continue unremedied for a period of three days;

         (c) any representation or warranty made (or deemed made pursuant to Section 3.02) by such Club Trust in or in connection with the execution and delivery of this Agreement or any Transaction Document to which such Club Trust is a party or the Loans hereunder or in any document, certificate, written statement or report delivered to the MLB Trust, the Facilitating Agent, the Administrative Agent, the Agent Banks or any Bank pursuant to this Agreement or any Transaction Document executed by such Club Trust, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

         (d) default shall be made by such Club Trust in the due observance or performance of any covenant or agreement of such Club Trust contained herein (other than those specified in (a), (b) or (c) above or specified elsewhere in this Section) or in any Transaction Document executed by such Club Trust, and such default shall continue unremedied for a period of ten days after the giving of written notice of such default to such Club Trust by the MLB Trust, which notice shall be given by the MLB Trust at the request of the Facilitating Agent (itself acting at the request, or with the consent of the

Required Banks) or may be given by the MLB Trust with the consent of the Facilitating Agent (itself acting at the request, or with the consent of the Required Banks);

         (e) default shall be made by such Club Trust's related Participating Club in the due observance or performance of any covenant or agreement of such Participating Club under its Transfer Agreement or any Transaction Document executed by such Participating Club, and such default shall continue unremedied for a period of ten days after the giving of written notice of such default to such Participating Club by the MLB Trust, which notice shall be given by the MLB Trust at the request of the Facilitating Agent (itself acting at the request, or with the consent of the Required Banks) or may be given by the MLB Trust with the consent of the Facilitating Agent (itself acting at the request, or with the consent of the Required Banks);

         (f) the occurrence of any Bankruptcy Event with respect to such Club Trust or its related Participating Club;

         (g) any judgment, writ, warrant of attachment or execution or similar process involving an amount in excess of $125,000 shall be issued or levied against any of the properties of such Club Trust and such judgment, writ, warrant of attachment or execution or similar process shall not be released, vacated or fully bonded within 30 days of its issue or levy;

         (h) the occurrence of any event of default under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement acceptable to the Administrative Agent entered into by or obtained for the benefit of such Club Trust with an Agent Bank with respect to the Loans under such Club Trust's Sub-Facility;

         (i) any representation or warranty made by such Club Trust's related Participating Club in or in connection with the execution and delivery of its Transfer Agreement or any other Transaction Document executed by such Participating Club or in any document, certificates written statement or written report delivered to such Club Trust, the MLB Trust, the Facilitating Agent, the Administrative Agent, an Agent Bank or any Bank pursuant to such Transfer Agreement or any Transaction Document shall prove to have been false or misleading in any material respect when so made or furnished;

         (j) the failure of such Club Trust at any time, to have a valid unencumbered ownership interest (other than any Lien under the Transaction Documents and other than tax liens and other liens that arise by the operation of law) in the Club Trust Collateral (including the Rights and Revenues contributed by the such Club Trust's related Participating Club to such Club Trust pursuant to the related Transfer Agreement);

         (k) the failure of the MLB Trust at any time, to have a first priority unencumbered security interest (other than any Lien under the Transaction Documents and other than tax liens and other liens that arise by the operation or law) in the Club Trust Collateral (including the Rights and Revenues) pledged to the MLB Trust by such Club Trust pursuant to its Club Trust Pledge and Security Agreement except as permitted by Section 5.02(b);

         (l) the occurrence of any material adverse event with respect to such Club Trust's related Participating Club, which event has or may have the effect of reducing or delaying the receipt of Revenues by such Club Trust or otherwise materially impairing the assets of such Club Trust or delaying payment of any obligation of such Club Trust under its Club Trust Sub-Facility or Club Trust Note or any obligation under such Club Trust's

Club Trust Pledge and Security Agreement, PROVIDED, HOWEVER, that a Business Interruption Event shall not constitute a Club Trust Event of Default under this
Section 6.01(1) so long as such Club Trust makes all payments required to be made by it hereunder or under any Transaction Document on a timely basis during such period;

         (m) any accumulated funding deficiency, prohibited transaction, reportable event, penalty, withdrawal liability, disqualification or termination under (and as such words and phrases are defined in) ERISA or the Code, as applicable, in respect of any Plan shall occur, or any action, suit or proceeding involving or affecting any Plan or any assets of properties of any Plan shall be adversely determined, that would have or has had (in the reasonable judgment of the MLB Trust) a material and adverse effect on the related Participating Club and its ERISA affiliates;

         (n) the occurrence of (i) any Club Trust Event of Default under Sections 6.01(b) or (c) of the MLB Credit Agreement with respect to such Club Trust or (ii) any Event of Default under Section 6.02 of the MLB Credit Agreement; or

         (o) if as a result of an arbitration between a National Media Contract Obligor and the Commissioner under any National Media Contract, an award is made in favor of such National Media Contract Obligor and such award remains outstanding under any material National Media Contract at the time such National Media Contract is renewed or extended or a replacement contract is executed, and such renewal, extension or replacement contract contains a provision which offsets future fees payable under such renewal, extension or replacement contract in order to cause the National Media Contract Obligor in whose favor the award was entered to be paid the remaining balance of the award.

         SECTION 6.02. REMEDIES. In the event that any Club Trust Event of Default has occurred and is continuing, the MLB Trust shall at the request, or with the consent of the Facilitating Agent (itself acting at the request, or with the consent of the Required Banks) (a) declare its obligation to make Loans under the Sub-Facility to any Club Trust that is the subject of the Club Trust Event of Default to be terminated and (b) declare the Club Trust Note for the Club Trust which is the subject of the Club Trust Event of Default, all interest thereon and all other amounts payable hereunder to be forthwith due and payable, whereupon such Club Trust Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are waived by such Club Trust hereunder; PROVIDED, HOWEVER, that, in the event of an actual or deemed entry of an order for relief with respect to any Club Trust under the Federal Bankruptcy Code, (A) the obligation of the MLB Trust to make Loans to such Club Trust under its Club Trust Sub-Facility shall automatically be terminated and (B) the related Club Trust Note, all such interest and all such amounts shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by such Club Trust.

                                   ARTICLE VII

                             The Facilitating Agent
                             ----------------------

         SECTION 7.01. AUTHORIZATION AND ACTION. The MLB Trust hereby appoints and authorizes the Facilitating Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Transaction Documents as are delegated to the

Facilitating Agent by the terms hereof or thereof, as the case may be, together with such powers as are reasonably incidental thereto.

         SECTION 7.02. FACILITATING AGENT'S RELIANCE, ETC. Neither the Facilitating Agent, nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document, except for its or their own gross negligence, willful misconduct or unlawful conduct hereunder. Without limitation of the generality of the foregoing, the Facilitating Agent: (a) may consult with legal counsel (including counsel for the MLB Trust), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to MLB Trust and shall not be responsible to the MLB Trust for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms. covenants or conditions of this Agreement or the Transaction Documents on the part of any Club Trust or to inspect the property (including the books and records) of the Club Trusts; (d) shall not be responsible to the MLB Trust for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Transaction Document or any other instrument or document furnished pursuant hereto; and (e) shall incur no liability under or in respect of this Agreement or any Transaction Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 7.03. INDEMNIFICATION. Subject to the provisions of Section 2.12, the MLB Trust agrees to indemnify the Facilitating Agent (to the extent not reimbursed by the Club Trusts), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Facilitating Agent in any way relating to or arising out of this Agreement, any Transaction Document or any action taken or omitted by the Facilitating Agent under this agreement or any Transaction Document, PROVIDED that the MLB Trust shall not be liable for any portion of such liabilities,obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Facilitating Agent's gross negligence, willful misconduct or unlawful conduct hereunder. Without limitation of the foregoing, the MLB Trust agrees to reimburse the Facilitating Agent (from equal and several assessments to each Club Trust) promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Facilitating Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Facilitating Agent is not reimbursed for such expenses directly or indirectly by the Club Trusts.

         SECTION 7.04. SUCCESSOR FACILITATING AGENT. The Facilitation Agent may resign at any time by giving notice thereof to the MLB Trust and the Club Trusts and the Facilitating Agent may be removed at any time with or without cause by the MLB Trust. Upon any such resignation or removal, the MLB Trust shall have the right to appoint a successor or Facilitating Agent. If no such successor shall have been so appointed by the MLB Trust and shall have accepted such appointment, within 30 days after the retiring Facilitating Agent, then the retiring Facilitating Agent may, on behalf of the MLB Trust, appoint a successor Facilitating Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Facilitating Agent hereunder by a successor Facilitating Agent, such successor Facilitating Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Facilitating Agent, and the retiring Facilitating Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Facilitating Agent's resignation or removal hereunder as Facilitating Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Facilitating Agent under this Agreement.

                                  ARTICLE VIII

                                  Miscellaneous
                                  -------------

         SECTION 8.01. AMENDMENTS, ETC.

         (a) GENERAL AMENDMENTS, ETC. Subject to paragraph (b) with respect to certain amendments, no amendment or waiver of any provision of this Agreement or the Club Trust Notes, nor consent to any departure by any Club Trust therefrom, shall in any event be effective unless the same shall be in writing and signed by the MLB Trust and the Facilitating Agent (at the request or with the consent of the Required Banks), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by the Facilitating Agent (at the request or with the consent of all of the Banks), in addition to the MLB Trust, affect Section 2.04 of this Agreement or the rights or duties of the Facilitating Agent under this Agreement or any Club Trust Note.

         (b) CLUB TRUST CONSENT, ADDITIONAL CLUB TRUST RELATED AMENDMENTS. No amendment of this Agreement shall be effective unless the same shall be in writing and signed by a majority in number of the Club Trusts; PROVIDED, HOWEVER, that no such amendment shall be effective to reduce the number of Club Trusts required to consent to any such amendment, without the consent of all the Club Trusts; PROVIDED, FURTHER, that no amendment to this Agreement to change the Final Payment Date shall be effective without the consent of (i) all the Club Trusts deemed to be parties hereto at the time of such proposed amendment and (ii) all Clubs which are no longer Participating Clubs but which have (or their related Club Trusts have) continuing obligations pursuant to Section 2.12(d)(iii) of this Agreement as contemplated by Section 11 of the related Club

Trust Pledge Agreements. Notwithstanding the foregoing, this Agreement, the MLB Credit Agreement and the MLB Pledge and Security Agreement, to the extent necessary or appropriate in the sole judgment of the Administrative Agent, may be amended (i) in case of this Agreement, by action of only the Facilitating Agent acting at the direction of the Administrative Agent, which direction shall be given by the Administrative Agent with the consent of the Required Banks, or
(ii) in the case of the MLB Credit Agreement or the MLB Pledge and Security Agreement, by action of only the Administrative Agent with the consent of the Required Banks in connection with any amendment (i) to give effect to the addition of any additional Club Trust and the creation of an additional Sub-Facility hereunder with respect to such addition pursuant to Section 2.14 and to give effect to the corresponding increase in the Commitment hereunder and
(ii) to give effect to any increase in the Commitment hereunder as a result of any increase in the Maximum Available Amount of any Club Trust under its Club Trust Sub-Facility (which increase shall be subject to the conditions determined by the Administrative Agent); PROVIDED, HOWEVER, that any such amendment shall be subject to the condition that such amendment not have a material adverse effect on the Club Trusts party hereto immediately prior to the time of such amendment. Promptly following any amendment as provided in the immediately preceding sentence, the Administrative Agent shall provide duplicate copies of such amendments to the MLB Trust and the Club Trusts.

         SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the

MLB Trust, at its address at Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration (facsimile number (302) 651-8882), with copies to (a) the Commissioner at The Baseball Office of the Commissioner, 350 Park Avenue, New York, N.Y. 10022, Attention:
Jeffrey White (facsimile number (212) 888-8632), (b) Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, N.Y. 10019 Attention:
Matthew Nimetz, Esq. (facsimile number (212) 757-3990), (c) the Facilitating Agent, at its address at Fleet National Bank, One Federal Street, Boston, MA 02211, Attention: Keith J. Collar (facsimile number (617) 346-0590) and (d) Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, MA 02109,
Attention: Lyman G. Bullard, Jr., Esq. (facsimile number (617) 248-4000); if to the Facilitating Agent, at its address at Fleet National Bank, One Federal Street, Boston, MA 02211, Attention: Keith J. Collar (facsimile number (617) 346-0590), with copies to (a) the Administrative Agent, at its address at Fleet National Bank, One Federal Street, Boston, MA 02211, Attention: Keith J. Collar (facsimile number (617) 346-0590), and (b) Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, MA 02109, Attention: Lyman G. Bullard, Jr., Esq. (facsimile number (617) 248-4000); if to any Club Trust, at its address at Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890,
Attention: Corporate Trust Administration (facsimile number (302) 651-1576), with copies to (a) its Administrator at the address set forth in the related Administration Agreement, (b) the Commissioner at The Baseball Office of the Commissioner, 350 Park Avenue, New York, N.Y. 10022, Attention: Jeffrey White (facsimile number (212) 888-8632), and (c) Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, N.Y. 10019 Attention: Matthew Nimetz, Esq.

(facsimile number (212) 757-3990); or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall; when mailed, telecopied, telegraphed, telexed or cabled, be effective either three days after being deposited in the mails or when received, or when telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Facilitating Agent pursuant to
Article II or VII shall not be effective until received by the Facilitating
Agent.

         SECTION 8.03. NO WAIVER, REMEDIES. No failure on the part of the MLB Trust or the Facilitating Agent to exercise, and no delay in exercising, any right under any Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.04. COSTS AND EXPENSES.

         (a) Subject to the conditions that each Club Trust shall be responsible for the payment of (x) all amounts specifically attributable solely to it and
(y) an equal portion of all amounts not attributable solely to any other Club Trust, the Club Trusts are to equally pay on demand all costs and expenses of the Facilitating Agent and the MLB Trust in connection with the preparation, execution, delivery, administration, modification and amendment of the Transaction Documents and the other documents to be delivered under the Transaction Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Facilitating Agent with respect thereto. Subject to the same conditions set forth in the immediately preceding sentence, each Club Trust further agrees to pay on demand all costs and expenses of the MLB Trust and the Facilitating Agent, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement against such Club Trust (whether through negotiations, legal proceedings or otherwise) of the Transaction Documents and the other documents to be delivered under the Transaction Documents, including, without limitation, reasonable counsel fees and expenses in correction with the enforcement of rights under this Section 8.04(a); PROVIDED, HOWEVER, that the costs and expenses incurred solely with respect to any amendment contemplated in Section 8.01(b) shall be borne equally by the Club Trust(s) with respect to which such amendment relates.

         (b) If any payment of principal of the LIBO Rate Portion of any Loan under a Club Trust Sub-Facility is made other than on the last day of an Interest Period relating to such LIBO Rate Portion, as a result of a payment pursuant to Section 2.09 or 2.11 or acceleration of the maturity of the Club Trust Notes pursuant to Section 6.02 or for any other reason, the related Club Trust shall, upon demand by the MLB Trust (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of the MLB Trust any amounts required to compensate the MLB Trust for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired to fund or maintain such Loan.

         SECTION 8.05. BINDING EFFECT. This Agreement shall become effective (a) with respect to the MLB Trust and the Facilitating Agent, when it shall have been executed by the MLB Trust and the Facilitating Agent and (b) with respect to each Club Trust, when such Club Trust shall have signed and the Administrative Agent shall have accepted its Ratification Agreement and, thereafter, this Agreement shall be binding upon and inure to the benefit of the MLB Trust, the Facilitating Agent and each Club Trust party hereto and their respective successors and assigns, except that none of the MLB Trust or the Club Trusts party hereto shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other.

         SECTION 8.06. THE REGISTER. The Facilitating Agent shall maintain at one of its offices in The City of Boston a register (the "Register") in which it shall record the identity of each Club Trust, the Maximum Available Amount for each Club Trust under its Sub-Facility, the principal amount of each Loan and the Interest Period and principal amount of each LIBO Rate Portion of each outstanding Loan under the related Club Trust Sub-Facility for each Club Trust. The Facilitating Agent will make reasonable efforts to maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The Register shall be available for inspection by the MLB Trust, each Club Trust and its related Participating Club, at any reasonable time and from time to time upon reasonable prior notice.

         SECTION 8.07. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust

Company, not individually or personally but solely as trustee of the MLB Trust under the MLB Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the MLB Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the MLB Trust,
(c) except as Wilmington Trust Company shall otherwise expressly agree, nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the Facilitating Agent, the Agent Banks, the Administrative Agent and the Banks and by any Person claiming by, through or under any of them and (d) under no circumstances shall Wilmington Trust company be personally liable for the payment of any indebtedness or expense of the MLB Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the MLB Trust under this Agreement or the other Transaction Documents.

         SECTION 8.08. GOVERNING LAW; CONSENT TO JURISDICTION; OTHER MATTERS. This Agreement and the Club Trust Notes shall be governed by, and construed in accordance with, the laws of the State of New York without reference to its choice of law provisions. Each Club Trust hereby submits to the extent effective under applicable law to the jurisdiction and venue of the state and Federal courts of New York and agrees that the MLB Trust may, at its option, enforce its rights hereunder in such courts. To the extent permitted by applicable law, each Club Trust hereby irrevocably waives the defense of an inconvenient forum to maintenance of any action or proceeding by the MLB Trust in such courts. Each Club Trust hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or any other Transaction Document or any of the transactions contemplated hereby or thereby.

         SECTION 8.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument by their respective officers thereunto duly authorized, as of the date first above written.

                                 MAJOR LEAGUE BASEBALL TRUST,
                                  as Lender,

                                 By:   WILMINGTON TRUST COMPANY, not in
                                       its individual capacity but solely as MLB
                                       Trustee

                                 By: /s/ David A. Vanaskey Jr.
                                     -----------------------------
                                     Name: David A. Vanaskey Jr.
                                     Title: Senior Financial Services Officer

                                 FLEET NATIONAL BANK, as Facilitating Agent

                                 By: /s/ Keith J. Collar
                                     -----------------------------
                                     Keith J. Collar
                                     Vice President

Acknowledged and Accepted:

FLEET NATIONAL BANK, as Administrative
  Agent

By: /s/ Keith J. Collar
    -----------------------------
    Name: Keith J. Collar
    Title: Vice President

                                                                         ANNEX A

                                   DEFINITIONS

         Except as otherwise specified in the Transaction Document of which this Annex A is a part, all references in such agreement (i) to any Person shall be deemed to include such Person's successors and assigns and (ii) to any law, agreement, statute or contract specifically defined or referred to in such agreements shall be deemed to be references to such law, agreement, statute or contract as the same may be supplemented, amended, waived, consolidated, replaced or modified from time to time, but only to the extent permitted by, and effected in accordance with, the terms thereof. The words "herein", "hereof" and "hereunder" and words of similar import, when used in any Transaction Document shall refer to such agreement as a whole and not to any provision of such agreement, and "Article", "Section", "paragraph", "Exhibit", "Schedule" and similar references are to such agreement unless otherwise specified. Whenever the context so requires, words importing any gender include the other gender. Any of the terms defined in this Annex A may, unless the context otherwise requires, be used in the singular or the plural depending on the reference; the singular includes the plural and the plural includes the singular.

         All terms defined in this Annex A shall have the defined meanings when used in any Transaction Document or, except as otherwise expressly stated therein, any certificate, opinion or other document delivered pursuant to such agreements.

         For purposes of any Transaction Document, all terms used in Article 9 of the UCC and not specifically defined in this Annex A or in such agreements shall be defined herein and in such agreement as such terms are defined in the UCC as in effect on the Closing Date.

         References to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form. References to "written" include "printed", "typed", "lithographed" and other adjectives relating to words reproduced in a tangible visible form consistent with the preceding sentence. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation".

         "ACCOUNTANTS" has the meaning specified in Section 5.01(d) of the MLB Credit Agreement.

         "ADMINISTRATION AGREEMENT" means, with respect to each Club Trust, the Administration Agreement dated as of June 28, 1996, among the related Administrator and the related Club Trust and which is substantially in the form of Exhibit E to the Club Trust Credit Agreement.

         "ADMINISTRATIVE AGENT" means Fleet National Bank in its capacity as Administrative Agent under the MLB Credit Agreement and any successor thereto.

         "ADMINISTRATOR" means, with respect to any Club Trust, the party retained pursuant to such Club Trust's Administration Agreement to perform certain obligations on behalf of such Club Trust with respect to or related to the Transaction Documents, and any successor administrator under the Administration Agreement.

         "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT BANKS" has the meaning specified in the recitals to the MLB Credit Agreement.

         "AGREEMENT" shall refer to the Transaction Document in which such term appears as the same may be amended and supplemented from time to time.

         "ALL STAR GAME" shall mean the official baseball game or games played by the stars of the National League and the stars of the American League.

         "AMERICAN LEAGUE" means The American League of Professional Baseball Clubs, a not-for-profit association having its chief executive office at 350 Park Avenue, New York, New York 10022.

         "AMERICAN LEAGUE AGREEMENT" means the Constitution of The American League of Professional Baseball Clubs as adopted by the American League on January 1, 1966, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein and all successor agreements that may in the future be entered into.

         "ASSIGNED DOCUMENTS" means, collectively, all the Club Trust Pledge and Security Agreements, all the Club Trust Assigned Documents, the Club Trust Credit Agreement and all the Ratification Agreements.

         "ASSIGNMENT" means the documents of assignment executed by the Participating Clubs on various dates, as confirmed on June 28, 1996, attached to the Transfer Agreements as Exhibit A.

         "AUTHORIZED OFFICER" means any officer of the MLB Trustee who is authorized to act for the MLB Trustee in matters relating to the MLB Trust and who is identified on the list of Authorized Officers delivered by the MLB Trustee to the Administrative Agent pursuant to Section 3.01 of the MLB Credit Agreement (as such list may be modified or supplemented from time to time thereafter) and, so long as any Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the related Club Trust and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the MLB Trust pursuant to Section 3.01 of the Club Trust Credit Agreement (as such list may be modified or supplemented from time to time thereafter).

         "B OF A" means Bank of America.

         "BANKRUPTCY EVENT" shall mean, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or consent to the entry or an order for relief in an involuntary case under any such law or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) or such Person or for any substantial part of its property or make any general assignment for the benefit of creditors, or (iii) such Person shall admit in writing its inability to pay its debts generally as they become due (otherwise than on a purely temporary basis), or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

         "BANKS" means, collectively, the Banks listed on the signature pages to the MLB Credit Agreement, any assignee of any Bank pursuant to Section 8.06 of the MLB Credit Agreement; PROVIDED, HOWEVER, that for purposes of Section 2.10 and Section 2.13 of the MLB Credit Agreement Banks shall not include the assignee of any Bank pursuant to Section 8.06 of the MLB Credit Agreement.

         "BANK TRANSFEREE" has the meaning specified in Section 2.10(a) of the MLB Credit Agreement.

         "BASE RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                  (a) the rate of interest announced publicly by Fleet in Boston, Massachusetts, from time to time, as Fleet's commercial base rate; or

                  (b) 1/2 of 1% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Fleet on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Fleet from three New York certificate of deposit dealers of recognized standing selected by Fleet, in either case adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%. "BORROWER" means MLB Trust as Borrower under the MLB Credit Agreement.

         "BORROWING" means the aggregate of the Club Trust Related Advances made on any given day by the Banks to the Borrower with respect to a specific Club Trust.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or any other day on which commercial banking institutions in Boston, Massachusetts, New York, New York, or Wilmington, Delaware, are authorized or obligated by law or executive order to be closed and on which dealings are carried on in the London interbank market and banks are open for business in London.

         "BUSINESS INTERRUPTION EVENT" has the meaning specified in Section 2.06(d) of the MLB Credit Agreement.

         "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 ET SEQ., as the same may be amended from time to time.

         "CENTRAL FUND AGREEMENT" means the Major League Agreement in re Major Leagues Central Fund among the Major League Clubs dated as of December 8, 1983, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein and all successor or replacement agreements that may in the future be entered into.

         "CENTRAL FUND CUSTODY ACCOUNT" means the account known as the "Major Leagues Central Fund" or the "Major League Central Fund Custody Account" established by the Major League Clubs pursuant to the Central Fund Agreement and any successor fund which serves as a receipt and disbursement account for revenues that are shared by the various Major League Clubs and located at the Administrative Agent.

         "CHEMICAL" means Chemical Bank.

         "CHIEF OPERATING OFFICER OF MLB PROPERTIES" means Don E. N. Gibson, and any successor to his responsibilities.

         "CLASS A INTERESTS" means the 90 Ownership Interests in a Club Trust representing certain rights to distributions as set forth in Section 5.02 of any Club Trust Agreement.

         "CLASS A OWNER CERTIFICATES" means the Owner Certificates representing ownership of the Class A Interests.

         "CLASS B INTERESTS" means the 10 Ownership Interests in a Club Trust representing certain rights to distributions as set forth in Section 5.02 of any Club Trust Agreement.

         "CLASS B OWNER CERTIFICATES" means the Owner Certificates representing ownership of the Class B Interests.

         "CLOSING" means the simultaneous closings under each of the Transaction Documents to take place at the offices of Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on the Closing Date.

         "CLOSING DATE" means June 28, 1996.

         "CLUB" or "MAJOR LEAGUE CLUB" means any Major League Baseball Club that is a member of the National League or the American League and that is a signatory to the Major League Agreement.

         "CLUB TRUST" or "CLUB TRUSTS" means, as to any Participating Club, the Delaware business trust established pursuant to the Business Trust Statute (a) in which its related Participating Club holds the Class A Interests and (b) which, collectively with all the other Participating Clubs' Club Trusts, will constitute the Club Trusts. The names of the Club Trusts deemed to be party to the Club Trust Credit Agreement and their respective Participating Clubs, and Maximum Available Amounts, as of the Closing Date are set forth on Schedule I to the Club Trust Credit Agreement and Schedule II to the MLB Credit Agreement.

         "CLUB TRUST ADMINISTRATION FEE LETTER" means, with respect to any Club Trust, the letter agreement dated as of June 28, 1996, between such Club Trust and the MLB Trust.

         "CLUB TRUST AGREEMENTS" means the trust agreements pursuant to which each of the Club Trusts was established, as amended and restated, each substantially in the form attached as Exhibit E to the MLB Credit Agreement.

         "CLUB TRUST ASSIGNED DOCUMENTS" means, with respect to each Club Trust, its Administration Agreement, its Transfer Agreement, its Club Trust Agreement and any financial hedge entered into by or on behalf of such Club Trust.

         "CLUB TRUST COLLATERAL" has the meaning specified in Section 2(a) of each of the Club Trust Pledge and Security Agreements.

         "CLUB TRUST CREDIT AGREEMENT" means the credit agreement in substantially the form attached as Exhibit D to the MLB Credit Agreement pursuant to which the MLB Trust will make loans to the Club Trusts from the proceeds of the Club Trust Related Advances.

         "CLUB TRUST ESTATE" means all the right, title and interest of the Club Trust in and to the property and rights transferred to the Club Trust pursuant to the Transfer Agreement, all funds on deposit from time to time in its Distribution Account and all other property of the Club Trust from time to time, including any rights of the Club Trustee and the Club Trust pursuant to the Transfer Agreement.

         "CLUB TRUST EVENT OF DEFAULT" has the meaning specified in Section 6.01 of the Club Trust Credit Agreement.

         "CLUB TRUST NOTE" means a promissory note of the Club Trust payable to the order of the MLB Trust, in substantially the form of Exhibit A to the Club Trust Credit Agreement, evidencing the aggregate indebtedness of the Club Trust to the MLB Trust.

         "CLUB TRUST PLEDGE AND SECURITY AGREEMENT" has, with respect to each Club Trust, the meaning specified in Section 3.01(a) of the Club Trust Credit Agreement, and which is substantially in the form of Exhibit C to the Club Trust Credit Agreement.

         "CLUB TRUST PREPAYMENT EVENT" means any Prepayment Event (as defined in the Club Trust Credit Agreement) with respect to any Club Trust under its Club Trust Sub-Facility.

         "CLUB TRUST RELATED ADVANCE" means an advance by a Bank to the Borrower pursuant to Article II of the MLB Credit Agreement in anticipation of a related loan by the Borrower to a specific Club Trust.

         "CLUB TRUST SECURED OBLIGATIONS" means, with respect to any Club Trust,
(a) all indebtedness, obligations and liabilities of such Club Trust under or in connection with (i) the Club Trust Credit Agreement, (ii) its Club Trust Note or other evidence of indebtedness of such Club Trust now or hereafter issued in connection with the Club Trust Credit Agreement, (iii) its Club Trust Pledge and Security Agreement, any other Transaction Document to which it is a party or the loans and extensions or credit thereunder to it or its Club Trust Administration Fee Letter or (iv) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement entered into by or on behalf of such Club Trust with an Agent Bank designed to protect such Club Trust against fluctuations in interest rates applicable to loans and advances made available to it under its Club Trust Sub-Facility, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) all expenses and charges, legal and otherwise, reasonably incurred by the MLB Trust, the Facilitating Agent, the Administrative Agent, the Agent Banks and/or any Bank collecting or enforcing any of such indebtedness, obligations and liabilities of such Club Trust or in realizing on or protecting any security therefor, together with any and all modifications, extensions, renewals and/or substitutions thereof.

         "CLUB TRUST SUB-FACILITY" means, with respect to each Club Trust, the sub-facility under the Club Trust Credit Agreement established for the purpose of permitting such Club Trust to request Loans from the MLB Trust in an aggregate amount not to exceed at any time such Club Trust's Maximum Available Amount.

         "CLUB TRUSTEE" means, with respect to each Club Trust, Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Club Trust Agreements, and any successor trustee thereunder.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning specified in Section 2 of the MLB Pledge and Security Agreement.

         "COLLECTION ACCOUNT" has the meaning specified in Section 7 of the MLB Pledge and Security Agreement.

         "COLLECTIVE BARGAINING AGREEMENT" means a fully executed, valid and binding collective bargaining agreement between each of the American League and National League, on its own behalf and as agent on behalf of each of its member Clubs, and the Major League Baseball Players Association.

         "COLLECTIVE BARGAINING AGREEMENT EFFECTIVE DATE" means the date upon which a Collective Bargaining Agreement becomes legally effective.

         "COLLECTIVE BARGAINING AGREEMENT EXPIRATION DATE" means the date upon which a Collective Bargaining Agreement legally expires and no other Collective Bargaining Agreement is legally effective.

         "COMMISSIONER" means the Office of the Commissioner of Major League Baseball created and governed by Article I of the Major League Agreement.

         "COMMISSIONER DISTRIBUTION DATE" means each date (or if such date is not a Business Day, the next succeeding Business Day) on which the Commissioner
(i) distributes to the nonParticipating Clubs amounts on deposit in the Central Fund Custody Account attributable to the non-Participating Clubs and (ii) transfers into the Collection Account amounts on deposit in the Central Fund Custody Account attributable to the Club Trusts, on a schedule submitted in advance each year by the Commissioner and reasonably approved by the Administrative Agent.

         "COMMISSIONER EXPENSES" means the expenses of the Commissioner and the office of the Commissioner paid pursuant to Sections 5(b) and (c) of the Central Fund Agreement by the Major League Clubs as in effect on the Closing Date; PROVIDED, however, that with respect to each Participating Club, aggregate annual payments of such Participating Club's Pro Rata share of Commissioner Expenses made by the Commissioner on behalf of such Participating Club out of the Central Fund Custody Account shall be limited to (i) $1,600,000 in 1996, and
(ii) an aggregate annual amount in each succeeding year equal to the sum of (x) the prior year's maximum amount, plus (y) the product of the amount of any increase in the Consumer Price Index (expressed as a percentage) multiplied times the prior year's maximum amount, plus (z) the product of five percent (5%) multiplied times the prior year's maximum amount; and provided, further, that each Participating Club will remain tertiarily liable for its share of any Commissioner Expenses in any year which exceed such permitted payments.

         "COMMISSIONER LETTER" means the letter of the Commissioner substantially in the form attached as Exhibit H to the MLB Credit Agreement.

         "COMMITMENT" has the meaning specified in Section 2.01 of the MLB Credit Agreement.

         "CONSUMER PRICE INDEX" means the consumer price index as measured in the City of New York.

         "COPYRIGHT ROYALTY TRIBUNAL" means a Copyright Arbitration Royalty Panel created pursuant to 17 U.S.C. ss. 801, ET. SEQ.

         "DEBT" means (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services, (d) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases and (e) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d) above.

         "DEBT SERVICE ACCOUNT" has the meaning specified in Section 7 of the MLB Pledge and Security Agreement.

         "DEFAULT RATE" has the meaning specified in Section 3(i) of the MLB Pledge and Security Agreement or Section 3(i) of the Club Trust Pledge and Security Agreements, as the context shall indicate is appropriate.

         "DISTRIBUTION ACCOUNT" means, with respect to each Club Trust, the account specified in Section 5.01 of the related Club Trust Agreement.

         "DISTRIBUTION DATE" means a Commissioner Distribution Date, each date on which amounts in the MLB Properties Royalty Account are distributed to the non-Participating Clubs pursuant to the terms of the MLB Properties Agreement and deposited to the Collection Account pursuant to the MLB Properties Payment Directives, and each date on which Expansion Fees are distributed to the non-Participating Clubs and deposited to the Collection Account pursuant to the Commissioner Letter.

         "DOCUMENTATION AGENT" means Morgan Guaranty Trust Company of New York in its capacity as Documentation Agent under the MLB Credit Agreement and any successor thereto.

         "DOLLARS" or "$" means the lawful money of the United States of America.

         "ELIGIBLE INVESTMENTS" shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of any investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each of Standard & Poor's and Moody's in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of any investment or contractual commitment to invest therein, a rating of A-1 and P-1 from each of Standard & Poor's and Moody's, respectively;

                  (d) investments in money market funds having a rating of A-1 and P-1 from each of Standard & Poor's and Moody's, respectively;

                  (e) demand deposits, time deposits and certificates of deposit with a rating of A-1 and P-1 from each of Standard & Poor's and Moody's, respectively, and which are fully insured by the FDIC;

                  (f) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above; and

                  (g) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company the deposits of which are insured by FDIC.

         "ENTITY" has the meaning specified in Section 3.02(c)(iv) of each Transfer Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EVENTS OF DEFAULT" has the meaning specified in Section 6.02 of the MLB Credit Agreement.

         "EXECUTIVE COUNCIL" means the Executive Council of Major League Baseball, which is created and governed by Article II of the Major League Agreement or any other body serving similar functions in the future.

         "EXPANSION FEES" means any payments received by the Clubs upon expansion of Major League Baseball beyond twenty-eight Clubs or upon the addition of a new Club following the expulsion of a Club.

         "EXPENSES" has, with respect to any Club Trust Agreement or the MLB Trust Agreement, the meaning specified in Section 8.02 thereof.

         "FACILITATING AGENT" means Fleet National Bank in its capacity as Facilitating Agent under the Club Trust Credit Agreement and any successor thereto.

         "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor entity thereto.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "FINAL PAYMENT DATE" means December 31, 2000, which corresponds to the date on which the final principal payment with respect to the Club Trust Related Advances shall be due to the Banks; PROVIDED, HOWEVER, that the Final Payment Date may be changed with the consent of all of the Banks (or, if the Final Payment Date is to be extended beyond December 31, 2001, with the consent of all the Banks and all of the Club Trusts) as contemplated in Section 8.01 of the MLB Credit Agreement.

         "FLEET" means Fleet National Bank.

         "GOVERNMENTAL AUTHORITY" means any governmental department, commission, board, bureau, agency, court or other instrumentality of any nation, state, province, territory, commonwealth, municipality or other political subdivision thereof.

         "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a Lien upon and a security interest in and right of setoff against, deposit, set over and confirm; and "Granting" shall have a meaning corresponding to the foregoing. A Grant of the Collateral, in the case of the MLB Pledge and Security Agreement, or a Grant of the Club Trust Collateral, in the case of a Club Trust Pledge and Security Agreement, or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral or the Club Trust Collateral, as the case may be, and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "INFORMATION" has the meaning specified in Section 8.10 of the MLB Credit Agreement.

         "INTEREST PERIOD" has the meaning specified in Section 2.06(b) of the MLB Credit Agreement.

         "INTERNATIONAL BROADCAST CONTRACTS" means radio or television or other media agreements now existing or entered into in the future respecting the broadcast of any baseball games of Major League Baseball to audiences outside the United States and Canada, whether such games are regular season games or otherwise, and whether transmission of such broadcast is over-the-air, over cable, by pay per view, by Internet or like means, by satellite transmission or by any other means of transmission (except for those that are the subject of a Superstation Agreement).

         "LABOR CONTINGENCY INTEREST RESERVE" means, with respect to each Club Trust, an amount equal to nine months of interest on such Club Trust's Maximum Available Amount (before giving effect to any reductions, including the Labor Contingency Interest Reserve, under Section 2.04 of the Club Trust Credit Agreement) computed at a rate equal to the sum of (i) such Club Trust's rate per annum under Section 2.06(a)(ii) or (iii), as the case may be, of the MLB Credit Agreement (assuming in all cases a LIBO Rate based on a 90 day Interest Period), either as of the date of its initial Loan thereunder or as of any Collective Bargaining Agreement Expiration Date, plus (ii) 2%; PROVIDED, that if such Club Trust has entered into an interest cap agreement with an Agent Bank (or in the case of the Rangers Club Trust, with a Bank) which extends through the Final Payment Date, interest shall be computed solely at the maximum interest rate provided for in such agreement.

         "LEAGUE" means, with respect to any Club, The American League of Professional Baseball Clubs or The National League of Professional Baseball Clubs, as appropriate.

         "LEAGUE AGREEMENT" means, with respect to any Club, the American League Agreement or the National League Agreement, as appropriate.

         "LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Lending Office" opposite its name on Schedule I to the MLB Credit Agreement or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent Bank.

         "LIBO RATE" means, for any Interest Period, for any Club Trust Related Advance, the interest rate per annum equal to the rate per annum at which deposits in dollars are offered to the Reference Bank in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the Borrowing with respect to which such Club Trust Related Advance relates and for a period equal to such Interest Period.

         "LIBO RATE OPTION" means the option granted to the Borrower under
Section 2.02(a) of the MLB Credit Agreement to have the interest on all or a portion of any Borrowing based on the LIBO Rate or the option granted to each Club Trust under Section 2.02(a) of the Club Trust Credit Agreement to have the interest on all or a portion of any Loan based on the LIBO Rate, as applicable.

         "LIBO RATE PORTION" means any portion of any Borrowing, or of the corresponding Club Trust Related Advances, or of any Loan, which is subject to a LIBO Rate Option.

         "LIBO RATE RESERVE PERCENTAGE" of any Bank for any Interest Period for any Club Trust Related Advance means the reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

         "LOAN" means any loan made to a Club Trust under such Club Trust's Sub-Facility pursuant to the Club Trust Credit Agreement.

         "MAJOR LEAGUE AGREEMENT" means the Major League Agreement dated January 1, 1975 (which amended and restated the Major League Agreement dated January 12,
1921), between the National League, the American League and each of their respective member Clubs, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein and all replacement or successor agreements that may in the future be entered into.

         "MAJOR LEAGUE AGREEMENTS" means, collectively, the Major League Agreement, the National League Agreement, the American League Agreement and the Central Fund Agreement.

         "MAJOR LEAGUE BASEBALL" means collectively, the National League and the American League and each of their respective members.

         "MAJOR LEAGUE BASEBALL PENSION PLAN" means the Agreement re Major League Baseball Players' Benefit Plan dated as of March 18, 1990 as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein.

         "MANAGING AGENT" means Bank of America in its capacity as Managing Agent under the MLB Credit Agreement and any successor thereto.

         "MAXIMUM AVAILABLE AMOUNT" means, with respect to each Club Trust's Club Trust Sub-Facility, the amount initially set forth on Schedule I to the Club Trust Credit Agreement as such amount may be reduced pursuant to the terms of the Club Trust Credit Agreement; PROVIDED, HOWEVER, that no Club Trust's Maximum Available Amount (before giving effect to any voluntary or involuntary reductions therein, including the Labor Contingency Interest Reserve, as contemplated in Section 2.04 of the Club Trust Credit Agreement) shall exceed $25,000,000 in the case of Option A or $40,000,000 in the case of Option B.

         "MLB CREDIT AGREEMENT" means the Reducing Revolving Credit Agreement dated as of June 28, 1996, among the Borrower, Fleet, as Administrative Agent and an Agent Bank, B of A, as Managing Agent and an Agent Bank, Chemical, as Syndication Agent and an Agent Bank and Morgan, as Documentation Agent and an Agent Bank, and the Banks.

         "MLB PLEDGE AND SECURITY AGREEMENT" has the meaning specified in
Section 3.01(a) of the MLB Credit Agreement.

         "MLB PROPERTIES" means Major League Baseball Properties, Inc., a New York corporation.

         "MLB PROPERTIES AGREEMENT" means the agency agreement dated as of January 1, 1991, by and between MLB Properties and the member Clubs of Major League Baseball, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein and all replacement or successor contracts that may in the future be entered into.

         "MLB PROPERTIES LETTER" means the letter of the Chief Operating Officer of MLB Properties substantially in the form attached as Exhibit I to the MLB Credit Agreement.

         "MLB PROPERTIES PAYMENT DIRECTIVE" means the irrevocable instructions of each Participating Club and the Chief Operating Officer of MLB Properties pursuant to which such Chief Operating Officer will cause all amounts in the MLB Properties Royalty Account (after giving effect to all reductions therefrom with respect to expenses, commissions or fees that otherwise would have been permitted to be taken therefrom pursuant to the MLB Properties Agreement) to be deposited to the Collection Account on the dates on which amounts are distributed to the non-Participating Clubs pursuant to the terms of the MLB Properties Agreement, which directive is substantially in the form attached as Exhibit J to the MLB Credit Agreement.

         "MLB PROPERTIES ROYALTY ACCOUNT" means the account established by MLB Properties under the MLB Properties Agreement or any successor account which serves as a receipt account for MLB Properties in connection with the MLB Properties licensing agreements, the proceeds of which are shared by the various Major League Clubs, including all accounts (other than the Central Fund Custody Account) into which payment with respect to the Rights and Revenues flow for the benefit of the Major League Clubs.

         "MLB TAXES" means Taxes and Other Taxes as defined in Sections 2.13(a) and 2.13(b), respectively, of the MLB Credit Agreement and any other amounts required to be paid by the Borrower pursuant to Section 2.13(f) of the MLB Credit Agreement.

         "MLB TRUST" means the Major League Baseball Trust, a Delaware business trust formed pursuant to the MLB Trust Agreement dated May 22, 1992, as amended and restated on December 20, 1993 and amended and restated again pursuant to the Second Amended and Restated MLB Trust Agreement dated June 28, 1996, among the Participating Clubs and Wilmington Trust Company, as MLB Trustee.

         "MLB TRUST ACCOUNT" has the meaning specified in Section 5.01 of the MLB Trust Agreement.

         "MLB TRUST ADMINISTRATION FEE LETTER" means the letter agreement dated as of June 28, 1996, between the MLB Trust and the Administrative Agent solely for the benefit of the Administrative Agent.

         "MLB TRUST AGREEMENT" means the second amended and restated agreement dated June 28, 1996 between the Participating Clubs and the MLB Trustee pursuant to which the MLB Trust was established pursuant to the Business Trust Statute substantially in the form attached as Exhibit F to the MLB Credit Agreement.

         "MLB TRUST ESTATE" means all the right, title and interest of the MLB Trust in and to the property and rights transferred to the MLB Trust pursuant to the MLB Trust Agreement, all funds on deposit from time to time in its MLB Trust Account and all other property of the MLB Trust from time to time, including any rights of the MLB Trust pursuant to the Transaction Documents.

         "MLB TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the MLB Trust Agreement, and any successor trustee thereunder.

         "MLBP AGREEMENTS" means the MLB Properties Agreement, the Major League Agreement in Re: Major League Promotions Corporation dated as of January 1, 1984, by and between MLB Properties and the member Clubs of the American League and the National League and the constitutive documents of MLB Properties as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein and all replacement or successor contracts that may in the future be entered into.

         "MONTHLY TRANSACTION DATE" means the second Business Day immediately following the Closing Date and, thereafter, the 15th day (or, if such date is not a Business Day, the next succeeding Business Day) of each calendar month occurring after the Closing Date and prior to the Termination Date.

         "MOODY'S" means Moody's Investors Service Inc., or its successor.

         "MORGAN" means Morgan Guaranty Trust Company of New York.

         "NATIONAL LEAGUE" means The National League of Professional Baseball Clubs, a not-for-profit association having its chief executive office at 350 Park Avenue, New York, New York 10022.

         "NATIONAL LEAGUE AGREEMENT" means The Constitution and Rules of the National League of Professional Baseball Clubs, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein and all successor agreements that may in the future be entered into.

         "NATIONAL MEDIA CONTRACTS" means radio or television or other media agreements now existing or entered into in the future respecting the broadcast of any baseball games of Major League Baseball to audiences outside of the home territories of the home and visiting Clubs playing such games, whether such games are regular season games or otherwise, and whether transmission of such broadcast is over-the-air, over cable, by pay per view, by Internet or like means, by satellite transmission or by any other means of transmission (except for those contracts that are the subject of a Superstation Agreement), including the Agreement dated as of May 31, 1996 between the Commissioner, as agent for each of the Clubs, and Fox Broadcasting Company, the Agreement dated as of June 20, 1996 between the Commissioner, as agent for each of the Clubs, and National Broadcasting Company, Inc., the Agreement dated as of March 30, 1996 between the Commissioner as agent for each of the Clubs, and ESPN, Inc., the Post-Season Cable Agreement dated as of June 20, 1996 between the Commissioner, as agent for each of the Clubs, and ESPN, Inc., the Agreement dated as of June 20, 1996 among the Commissioner, as agent for each of the Clubs, MLBP and National Broadcasting Company, Inc., and the Agreement of Assignment, Assumption, Release and Indemnity dated as of June 20, 1996 among National Broadcasting Company, Inc., ESPN, Inc. and the Commissioner, as agent for each of the Clubs, as each may be supplemented, modified, amended or restated from time to time in the manner provided therein and all successor contracts that may in the future be entered into.

         "NOTE" means the promissory note of the Borrower payable to the order of the Administrative Agent, on behalf of the Banks, in substantially the form of Exhibit A to the MLB Credit Agreement, evidencing the aggregate indebtedness of the Borrower to the Banks resulting from the Club Trust Related Advances made by the Banks with respect to the Club Trusts.

         "NOTICE OF BORROWING" has the meaning specified in Section 2.02 of the MLB Credit Agreement or Section 2.02 of the Club Trust Credit Agreement, as the context shall indicate is appropriate.

         "OBLIGOR PAYMENT DIRECTIVES" means the irrevocable instructions to each Obligor under the National Media Contracts to deposit payments thereunder into the Central Fund Custody Account substantially in the form attached as Exhibit J to the MLB Credit Agreement.

         "OBLIGORS" means any one or more of the contract obligors under the National Media Contracts or International Broadcast Contracts, including Fox Broadcasting, Company, National Broadcasting Company, Inc. and ESPN, Inc.

         "OPINION OF COUNSEL" means a written opinion of counsel reasonably acceptable, as to form, substance and counsel, to the addressee thereof.

         "OPTION A" means the option, exercisable in writing by a Club Trust's Administrator as a condition precedent to the initial Loan to such Club Trust, to have the Maximum Available Amount of such Club Trust's Sub-Facility set initially at $25,000,000 before giving effect to any voluntary or involuntary reductions thereof, including the Labor Contingency Interest Reserve, as contemplated in Section 2.04 of the Club Trust Credit Agreement.

         "OPTION B" means the option, exercisable in writing by a Club Trust's Administrator as a condition precedent to the initial Loan to such Club Trust, to have the Maximum Available Amount of such Club Trust's Sub-Facility set initially at $40,000,000 before giving effect to any voluntary or involuntary reductions thereof, including the Labor Contingency Interest Reserve, as contemplated in Section 2.04 of the Club Trust Credit Agreement.

         "OTHER TAXES" has the meaning specified in Section 2.13(b) of the MLB Credit Agreement or Section 2.13(b) of the Club Trust Credit Agreement, as applicable.

         "OWNERS" has, with respect to any of the Club Trust Agreements or the MLB Trust Agreement, the meaning specified in Section 3.01 thereof.

         "OWNERSHIP INTERESTS" shall have the meaning assigned to such term in
Section 3.02 of the Club Trust Agreements.

         "PARTICIPATING CLUB" means any Club that (a) is the Owner of the Class A Owner Certificate of a Club Trust, (b) is an Owner of the MLB Trust and (c) is a party to, or has assumed all the obligations under, the Transfer Agreement with the Club Trust referred to in clause (a). The names of the Clubs that are Participating Clubs as of the Closing Date are set forth on Schedule I to the Club Trust Credit Agreement and Schedule II to the MLB Credit Agreement.

         "PENSION CONTRIBUTIONS" means such amounts as the Major League Clubs are or may become obligated to contribute to the Major League Baseball Players Pension Plan by agreement with the Major League Baseball Players Association or by joint action of the Major League Clubs.

         "PERMITTED LIENS" has the meaning specified in Section 3(c) of the MLB Pledge and Security Agreement.

         "PERMITTED LOCATIONS" has the meaning specified in Section 3(c) of the MLB Pledge and Security Agreement.

         "PERMITTED TRANSFER" has, with respect to any Club Trust Agreement, the meaning specified in Section 3.05 thereof, and as to the MLB Trust Agreement, the meaning specified in section 3.04 thereof.

         "PERSON" means an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity or a government or any political subdivision or agency thereof.

         "PLAN" means with respect to any Club Trust, (a) any employee pension and other plans subject to ERISA or the Code maintained by its related Participating Club or any of such Participating Club's affiliates or (b) any employee pension and other plans subject to ERISA or the Code in which its related Participating Club or any of such Participating Club's affiliates participates, including the Major League Baseball Players Pension Plan as currently in effect or as hereafter modified or amended.

         "PLEDGED COLLATERAL" means, collectively, the Club Trust Notes and the certificates of the MLB Trust representing a 10% ownership interest in each of the Club Trusts party to the Club Trust Credit Agreement.

         "PREPAYMENT EVENT" has the meaning specified in Section 2.09(a) of the MLB Credit Agreement.

         "PROCEEDINGS" means any suit in equity, action at law or other judicial or administrative proceeding.

         "PRO RATA" means a share of any amount allocated to a Participating Club based on a fraction the numerator of which is one and the denominator of which is the number of Major League Clubs (excluding any Club not entitled to share in Central Fund revenues in accordance with any agreement with the Major League Clubs in connection with the expansion of Major League Baseball).

         "RATIFICATION AGREEMENT" means, with respect to each Club Trust, the Ratification Agreement substantially in the form of Exhibit D to the Club Trust Credit Agreement.

         "REFERENCE BANK" means Fleet.

         "REGISTER" has the meaning set forth in Section 8.07 of the MLB Credit Agreement and Section 8.06 of the Club Trust Credit Agreement, as the context shall indicate is appropriate.

         "REQUIRED BANKS" means at any time Banks holding interests in at least 66-2/3% of the then aggregate unpaid principal amount of the Note held by the Administrative Agent for the benefit of the Banks or, if no such principal amount is then outstanding, Banks having at least 66-2/3% of the Commitments.

         "REVENUES" shall mean all payments of any kind made or to be made on account of any of the Rights.

         "RIGHTS" means (i) the rights of the Transferor to receive revenues under the Central Fund Agreement, (ii) the rights of the Transferor to receive revenues under the MLB Properties Agreement and from MLB Properties (including rights to royalties and dividends), (iii) the rights of the Transferor to receive any revenues under the Major League Agreement and the League Agreements which are shared among all the Clubs or all of the Clubs in either League, (iv) the rights of the Transferor to receive funds deposited in the Central Fund Custody Account (subject solely to the rights of the Commissioner to make payments of the Transferor's Pro Rata share of Pension Contributions and Commissioner Expenses (subject to the annual limitations contained in the definition thereof) on behalf of the Transferor therefrom), (v) the rights of the Transferor to receive funds deposited in the MLB Properties Royalty Account,
(vi) the rights of the Transferor to receive payments from the Copyright Royalty Tribunal, (vii) the rights of the Transferor to receive Expansion Fees, (viii) the rights of the Transferor to receive payments on account of any Superstation Agreement, (ix) the rights of the Transferor to receive revenues under the National Media Contracts, subject at all times to the Commissioner's exclusive right to enforce the obligations of any Obligor under any National Media Contract, and (x) the rights of the Transferor to receive revenues under the International Broadcast Contracts, subject at all times to the Commissioner's exclusive right to enforce the obligations of any Obligor under any International Broadcast Contract.

         "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

         "SECURED OBLIGATIONS" means (a) all indebtedness, obligations and liabilities of the MLB Trust under or in connection with (i) the MLB Credit Agreement, (ii) the Note or other evidence of indebtedness of the MLB Trust now or hereafter issued in connection with the MLB Credit Agreement, (iii) the MLB Pledge and Security Agreement, any other Transaction Document, the MLB Trust Administration Fee Letter or the loans and extensions or credit thereunder or
(iv) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement entered into by or on behalf of a Club Trust with an Agent Bank designed to protect a Club Trust against fluctuations in interest rates applicable with regard to loans and advances made available to it under the Club Trust Credit Agreement, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) all expenses and charges, legal and otherwise, reasonably incurred by the Administrative Agent, the Agent Banks and/or any Bank collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting any security therefor, including the security afforded under the MLB Credit Agreement and the MLB Pledge and Security Agreement, together with any and all modifications, extensions, renewals and/or substitutions thereof.

         "SOLVENT" means, with respect to any Person, that such Person is not "insolvent" as that term is defined in 11 U.S.C. ss. 101(32) or under the fraudulent conveyance laws of the state of incorporation, formation or legal residence of such Person.

         "STANDARD & POOR'S" means Standard & Poor's Corporation, or its successor.

         "SUB-ACCOUNTS" has the meaning specified in Section 5.01 of the MLB Trust Agreement.

         "SUB-ACCOUNT BALANCE" has the meaning specified in Section 5.01 of the MLB Trust Agreement.

         "SUPERSTATION AGREEMENTS" means all agreements now existence or entered into in the future between the Commissioner and individual Clubs regarding the sharing with the other Major League Clubs of revenues received by the individual Clubs with respect to agreements to broadcast baseball games outside of the local areas of such Clubs or the local areas of the visiting teams entered into by such Clubs with individual broadcasters, as each may be supplemented, modified, amended or restated from time to time in the manner provided therein and all successor contracts that may in the future be entered into.

         "SYNDICATION AGENT" means Chemical Bank in its capacity as Syndication Agent under the MLB Credit Agreement and any successor thereto.

         "TAXES" has the meaning specified in Section 2.13 of each of the MLB Trust Agreement and the Club Trust Credit Agreement, as applicable.

         "TERMINATION DATE" means the earliest to occur of (a) December 31, 2000 or (b) the termination in whole of the Commitments pursuant to Section 2.04 or
6.02 of the MLB Credit Agreement.

         "TOTAL COMMITMENT" has the meaning specified in Section 2.01 of the MLB Credit Agreement or Section 2.01 of the Club Trust Credit Agreement, as applicable.

         "TRANSACTION COSTS" means all fees and actual out-of-pocket costs and expenses incurred by the Borrower and the Club Trusts in connection with the Borrowings and the Loans, including, without limitation, Borrower's obligation to pay all reasonable legal fees and out-of-pocket expenses of counsel to the Administrative Agent and the Agent Banks.

         "TRANSACTION DOCUMENTS" means the MLB Credit Agreement, the MLB Pledge and Security Agreement, the Club Trust Credit Agreement, the Club Trust Pledge and Security Agreements, the MLB Trust Agreement, the Club Trust Agreements, the Transfer Agreements, the Assignments, the Administration Agreements and any other documents and certificates delivered in connection therewith.

         "TRANSFER AGREEMENTS" means the transfer agreements dated May 22, 1992, as amended on December 20, 1993 (or the transfer agreement dated April 12, 1994 in the case of the New York Yankees or the transfer agreement dated July 15, 1994 in the case of the Montreal Expos), each as amended and confirmed pursuant to amendment and confirmation agreements dated June 28, 1996, between each Participating Club and its related Club Trust pursuant to which each such Participating Club contributed to its related Club Trust its Rights and Revenues substantially in the form attached as Exhibit G to the MLB Credit Agreement.

         "TRANSFER AUTHORIZATIONS" means the irrevocable authorizations of each Participating Club pursuant to which each Participating Club will authorize and direct the Commissioner to cause all Revenues deposited in the Central Fund Custody Account allocable to such Participating Club's Club Trust to be immediately separated from amounts allocable to the non-Participating Clubs and, after payment by the Commissioner of such Participating Club's Pro Rata share of Pension Contributions and Commissioner Expenses (subject to the annual limitations contained in the definition thereof) on behalf of such Participating Club therefrom, to deposit the balance into the Collection Account on each Commissioner Distribution Date substantially in the form attached as Exhibit L to the MLB Credit Agreement.

         "TRANSFEREE" means each Club Trust in its capacity as Transferee under its Transfer Agreement.

         "TRANSFEROR" means each Participating Club in its capacity as Transferor under its Transfer Agreement.

         "TREASURY REGULATIONS" shall mean regulations, proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "UCC" shall mean the Uniform Commercial Code as enacted in the State of New York (and any successor statute thereto).